Semi
Annual
Report

[GRAPHIC OMITTED]

                                                               DECEMBER 31, 2002


FRANKLIN CALIFORNIA TAX-FREE TRUST



FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

FRANKLIN CALIFORNIA INTERMEDIATE-TERM
TAX-FREE INCOME FUND

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND



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     [LOGO OMITTED]
FRANKLIN(R) TEMLETON(R)
      INVESTMENTS

                                           THANK YOU FOR INVESTING WITH FRANKLIN
                                        TEMPLETON. WE ENCOURAGE OUR INVESTORS TO
                                            MAINTAIN A LONG-TERM PERSPECTIVE AND
                                            REMEMBER THAT ALL SECURITIES MARKETS
                                        MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND
                                           SHARE PRICES. WE APPRECIATE YOUR PAST
                                        SUPPORT AND LOOK FORWARD TO SERVING YOUR
                                            INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN CALIFORNIA TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT


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
CONTENTS

Shareholder Letter ..................  1

Special Feature:
 Understanding Your
 Tax-Free Income Fund ...............  7

Fund Reports

 Franklin California Insured
 Tax-Free Income Fund ............... 12

 Franklin California
 Intermediate-Term
 Tax-Free Income Fund ............... 18

 Franklin California
 Tax-Exempt Money Fund .............. 22

Municipal Bond Ratings .............. 24

Financial Highlights &
Statements of Investments ........... 27

Financial Statements ................ 56

Notes to
Financial Statements ................ 61




SHAREHOLDER LETTER


Dear Shareholder:

We are pleased to bring you Franklin California Tax-Free Trust's semiannual report covering the period ended December 31, 2002. The six months under review was a period of significant equity market volatility. Gross domestic product grew at an annualized 0.7% rate for fourth quarter 2002, following an annualized 4.0% for the third quarter. Increased economic activity early in the period led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note was yielding 4.86%, with the yield dropping to 3.83% on December 31, 2002. Over the same period, the Dow Jones Industrial Average fell from 9109.79 on July 1, 2002, to 7286.27 on October 9, 2002, before ending the six-month period at 8341.63, an 8.67% total return loss. 1




1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends.



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

With $357 billion in municipal bonds issued in 2002, the industry surpassed the $293 billion record set in 1993. 2 This high issuance level can be largely attributed to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance. Although most of the flight was to Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions. Still, relative to Treasuries, municipal bonds continued to offer significant value.

During the six-month period, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 106.4% of the 30-year Treasury bond. 2 At that level, investors were essentially getting the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment available after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and




2. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

reduced expenditures. These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not go out of business the way troubled corporations can. Because they will need money in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.


CALIFORNIA UPDATE
During the six months under review, California's economy continued to experience a significant slowdown resulting from weaker exports, the sluggish national economy and a poor-performing information technology sector. The state's 6.6% unemployment rate remained higher than the national average for December 2002. 3 Additionally, California's personal income growth lagged the nation's, partly due to capital gains reductions for the state's many high-technology entrepreneurs. The state's exposure to the high-technology sector may continue to temper near-term employment growth as the semiconductor and personal computer manufacturing industries are not expected to rebound as quickly as other economic sectors.

Not surprisingly, California's reliance on taxes, particularly capital gains taxes, from a small percentage of wealthy taxpayers exacerbated its revenue problem. In fiscal year 2002, the state experienced a dramatic 16.1% revenue collection decline, largely due to reduced stock market-related tax collections. 4 The



3. Source: Bureau of Labor Statistics.
4. Source: Moody's Investors Service, NEW ISSUE: CALIFORNIA (STATE OF), 10/8/02.

governor balanced California's fiscal year 2002 budget through a variety of methods, including expenditure reductions, increased federal funding, loans from other special funds, a power revenue bond, tobacco settlement-backed bonds and a restructuring of outstanding general obligation debt. Fiscal year 2002 closed with a positive budgetary balance of $72.2 million but with a negative budgetary reserve of $1.4 billion. 5

State tax-supported debt levels are expected to remain moderate, despite increasing issuance of general obligation bonds for local schools, higher education and other purposes, as well as debt restructuring to partially defer debt payments in fiscal year 2003. The state's general obligation and lease debt load was $865 per capita, and even if new bond authorizations materialize, California's debt levels should still be at moderate levels. 5

On December 19, 2002, independent credit rating agency Standard & Poor's downgraded California's general obligation debt rating to A from A+ with a stable outlook. The downgrade reflects the state's $34.8 billion budget deficit over the current and next fiscal year, which will be difficult to balance given economic weakness, structural budget imbalance, large spending requirements and a politicized budget process. However, in California's favor are its large and dynamic economy and diverse, wealthy and sizable tax base. In addition, we expect solid demand by retail and institutional investors, who purchased a record $49.0 billion in California bonds in 2002, to continue going forward. 2 Thus, despite near-term challenges, we expect the state to be able to meet its short-term and long-term debt obligations.



5. Source: Standard & Poor's, RATINGSDIRECT, 10/9/02.

LOOKING AHEAD
At period-end in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although, for bonds, rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see reduced supply next year with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post positive gains, we believe some of the reduction in demand may be offset by other investors being lured by higher yields and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served us so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the Funds in Franklin California Tax-Free Trust can provide investors with high credit quality and valuable tax-free income for the long term. 6 Investors



6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------


are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

As always, we appreciate your support and look forward to serving you in the future.

Sincerely,

/S/CHARLES B. JOHNSON
Charles B. Johnson
Chairman
Franklin California Tax-Free Trust

/S/SHEILA AMOROSO
Sheila Amoroso

/S/RAFAEL R. COSTAS JR.
Rafael R. Costas Jr.
Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES
DIVIDENDS AND FUND PRICES TO
FLUCTUATE


DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q. WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001 and 2002.





               -----------------------------------------------------
               NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
               -----------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


Q. HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

   INTEREST RATES AND BOND PRICES:
   AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.



                               [GRAPHIC OMITTED]

                       NOT PART OF THE SHAREHOLDER REPORT

As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001 and 2002.

INTEREST RATES AND TAX-FREE DIVIDENDS
When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.


Q. WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these



                       NOT PART OF THE SHAREHOLDER REPORT
bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being around 5%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q. SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


MUNICIPAL BOND PRICES VS. INTEREST RATES*
January 1983-December 2002

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


 Date            Interest Rates         Municipal Bond Prices
 Jan 1983            10.46%                   $90.42
 Feb 1983            10.72%                   $93.23
 Mar 1983            10.51%                   $91.15
 Apr 1983            10.40%                   $93.42
 May 1983            10.38%                   $89.02
 Jun 1983            10.85%                   $90.56
 Jul 1983            11.38%                   $90.25
 Aug 1983            11.85%                   $90.73
 Sep 1983            11.65%                   $91.47
 Oct 1983            11.54%                   $88.97
 Nov 1983            11.69%                   $88.86
 Dec 1983            11.83%                   $90.31
 Jan 1984            11.67%                   $91.80
 Feb 1984            11.84%                   $90.71
 Mar 1984            12.32%                   $92.76
 Apr 1984            12.63%                   $92.19
 May 1984            13.41%                   $88.68
 Jun 1984            13.56%                   $87.14
 Jul 1984            13.36%                   $89.90
 Aug 1984            12.72%                   $86.53
 Sep 1984            12.52%                   $91.62
 Oct 1984            12.16%                   $93.61
 Nov 1984            11.57%                   $92.98
 Dec 1984            11.50%                   $93.48
 Jan 1985            11.38%                   $96.60
 Feb 1985            11.51%                   $92.70
 Mar 1985            11.86%                   $94.04
 Apr 1985            11.43%                   $95.93
 May 1985            10.85%                   $96.82
 Jun 1985            10.16%                   $96.21
 Jul 1985            10.31%                   $95.75
 Aug 1985            10.33%                   $95.42
 Sep 1985            10.37%                   $94.26
 Oct 1985            10.24%                   $96.13
 Nov 1985             9.78%                   $99.29
 Dec 1985             9.26%                   $98.66
 Jan 1986             9.19%                  $102.32
 Feb 1986             8.70%                  $103.28
 Mar 1986             7.78%                  $101.67
 Apr 1986             7.30%                  $101.91
 May 1986             7.71%                   $99.80
 Jun 1986             7.80%                  $101.71
 Jul 1986             7.30%                  $100.24
 Aug 1986             7.17%                  $103.37
 Sep 1986             7.45%                  $102.20
 Oct 1986             7.43%                  $102.97
 Nov 1986             7.25%                  $103.63
 Dec 1986             7.11%                  $103.02
 Jan 1987             7.08%                  $105.34
 Feb 1987             7.25%                  $104.87
 Mar 1987             7.25%                  $102.99
 Apr 1987             8.02%                  $100.49
 May 1987             8.61%                   $99.66
 Jun 1987             8.40%                  $101.15
 Jul 1987             8.45%                  $101.08
 Aug 1987             8.76%                  $100.65
 Sep 1987             9.42%                   $97.95
 Oct 1987             9.52%                   $99.99
 Nov 1987             8.86%                   $99.38
 Dec 1987             8.99%                   $99.62
 Jan 1988             8.67%                  $104.13
 Feb 1988             8.21%                  $104.48
 Mar 1988             8.37%                  $102.56
 Apr 1988             8.72%                  $102.17
 May 1988             9.09%                  $101.25
 Jun 1988             8.92%                  $102.00
 Jul 1988             9.06%                  $101.79
 Aug 1988             9.26%                  $101.04
 Sep 1988             8.98%                  $102.18
 Oct 1988             8.80%                  $103.16
 Nov 1988             8.96%                  $101.53
 Dec 1988             9.11%                  $101.88
 Jan 1989             9.09%                  $102.78
 Feb 1989             9.17%                  $100.95
 Mar 1989             9.36%                   $99.96
 Apr 1989             9.18%                  $101.72
 May 1989             8.86%                  $103.09
 Jun 1989             8.28%                  $103.97
 Jul 1989             8.02%                  $104.40
 Aug 1989             8.11%                  $102.64
 Sep 1989             8.19%                  $101.82
 Oct 1989             8.01%                  $102.08
 Nov 1989             7.87%                  $103.12
 Dec 1989             7.84%                  $103.29
 Jan 1990             8.21%                  $103.06
 Feb 1990             8.47%                  $103.39
 Mar 1990             8.59%                  $102.95
 Apr 1990             8.79%                  $102.02
 May 1990             8.76%                  $103.34
 Jun 1990             8.48%                  $103.61
 Jul 1990             8.47%                  $103.28
 Aug 1990             8.75%                  $101.26
 Sep 1990             8.89%                  $100.79
 Oct 1990             8.72%                  $101.85
 Nov 1990             8.39%                  $103.26
 Dec 1990             8.08%                  $103.19
 Jan 1991             8.09%                  $103.89
 Feb 1991             7.85%                  $104.02
 Mar 1991             8.11%                  $103.37
 Apr 1991             8.04%                  $103.75
 May 1991             8.07%                  $103.88
 Jun 1991             8.28%                  $103.16
 Jul 1991             8.27%                  $103.66
 Aug 1991             7.90%                  $103.51
 Sep 1991             7.65%                  $104.29
 Oct 1991             7.53%                  $104.61
 Nov 1991             7.42%                  $104.31
 Dec 1991             7.09%                  $105.89
 Jan 1992             7.03%                  $105.46
 Feb 1992             7.34%                  $104.84
 Mar 1992             7.54%                  $104.15
 Apr 1992             7.48%                  $104.49
 May 1992             7.39%                  $105.05
 Jun 1992             7.26%                  $106.32
 Jul 1992             6.84%                  $109.47
 Aug 1992             6.59%                  $107.80
 Sep 1992             6.42%                  $107.82
 Oct 1992             6.59%                  $105.94
 Nov 1992             6.87%                  $107.20
 Dec 1992             6.77%                  $107.69
 Jan 1993             6.39%                  $106.54
 Feb 1993             6.03%                  $109.63
 Mar 1993             6.03%                  $107.91
 Apr 1993             6.05%                  $108.38
 May 1993             6.16%                  $108.15
 Jun 1993             5.80%                  $109.07
 Jul 1993             5.83%                  $105.93
 Aug 1993             5.45%                  $107.34
 Sep 1993             5.40%                  $107.70
 Oct 1993             5.43%                  $107.18
 Nov 1993             5.83%                  $105.41
 Dec 1993             5.83%                  $106.86
 Jan 1994             5.70%                  $107.37
 Feb 1994             6.15%                  $103.87
 Mar 1994             6.78%                   $98.94
 Apr 1994             6.95%                   $99.25
 May 1994             7.12%                   $99.59
 Jun 1994             7.34%                   $98.41
 Jul 1994             7.12%                   $99.69
 Aug 1994             7.19%                   $99.52
 Sep 1994             7.62%                   $97.55
 Oct 1994             7.81%                   $95.24
 Nov 1994             7.91%                   $92.97
 Dec 1994             7.84%                   $94.53
 Jan 1995             7.60%                   $96.71
 Feb 1995             7.22%                   $99.07
 Mar 1995             7.20%                   $99.68
 Apr 1995             7.07%                   $99.24
 May 1995             6.30%                  $101.87
 Jun 1995             6.21%                  $100.34
 Jul 1995             6.45%                  $100.74
 Aug 1995             6.28%                  $101.47
 Sep 1995             6.17%                  $101.55
 Oct 1995             6.03%                  $102.48
 Nov 1995             5.76%                  $103.63
 Dec 1995             5.58%                  $103.43
 Jan 1996             5.60%                  $103.70
 Feb 1996             6.13%                  $102.47
 Mar 1996             6.34%                  $100.60
 Apr 1996             6.66%                   $99.82
 May 1996             6.85%                   $99.32
 Jun 1996             6.73%                   $99.93
 Jul 1996             6.80%                  $100.37
 Aug 1996             6.96%                   $99.85
 Sep 1996             6.72%                  $100.75
 Oct 1996             6.37%                  $100.03
 Nov 1996             6.06%                  $101.35
 Dec 1996             6.43%                  $100.45
 Jan 1997             6.53%                  $100.15
 Feb 1997             6.58%                  $100.50
 Mar 1997             6.92%                   $98.61
 Apr 1997             6.72%                   $99.01
 May 1997             6.67%                  $100.06
 Jun 1997             6.51%                  $100.65
 Jul 1997             6.02%                  $102.98
 Aug 1997             6.34%                  $101.40
 Sep 1997             6.12%                  $101.60
 Oct 1997             5.84%                  $101.75
 Nov 1997             5.86%                  $101.84
 Dec 1997             5.75%                  $102.73
 Jan 1998             5.53%                  $103.22
 Feb 1998             5.62%                  $102.73
 Mar 1998             5.67%                  $102.30
 Apr 1998             5.68%                  $101.38
 May 1998             5.56%                  $102.40
 Jun 1998             5.44%                  $102.17
 Jul 1998             5.50%                  $101.95
 Aug 1998             5.05%                  $103.09
 Sep 1998             4.44%                  $103.93
 Oct 1998             4.64%                  $103.30
 Nov 1998             4.74%                  $103.20
 Dec 1998             4.65%                  $102.97
 Jan 1999             4.66%                  $103.74
 Feb 1999             5.29%                  $102.67
 Mar 1999             5.25%                  $102.32
 Apr 1999             5.36%                  $102.12
 May 1999             5.64%                  $101.03
 Jun 1999             5.81%                   $99.09
 Jul 1999             5.92%                   $98.71
 Aug 1999             5.98%                   $97.47
 Sep 1999             5.90%                   $97.08
 Oct 1999             6.06%                   $95.62
 Nov 1999             6.18%                   $96.09
 Dec 1999             6.28%                   $94.56
 Jan 2000             6.68%                   $93.74
 Feb 2000             6.42%                   $94.43
 Mar 2000             6.03%                   $96.08
 Apr 2000             6.23%                   $94.88
 May 2000             6.29%                   $93.87
 Jun 2000             6.03%                   $95.93
 Jul 2000             6.04%                   $96.82
 Aug 2000             5.73%                   $97.89
 Sep 2000             5.80%                   $96.91
 Oct 2000             5.77%                   $97.55
 Nov 2000             5.48%                   $97.81
 Dec 2000             5.12%                   $99.82
 Jan 2001             5.19%                  $100.36
 Feb 2001             4.92%                  $100.26
 Mar 2001             4.95%                  $100.75
 Apr 2001             5.35%                   $99.18
 May 2001             5.43%                   $99.79
 Jun 2001             5.42%                   $99.82
 Jul 2001             5.07%                  $100.90
 Aug 2001             4.79%                  $102.15
 Sep 2001             4.60%                  $101.40
 Oct 2001             4.30%                  $102.17
 Nov 2001             4.78%                  $100.85
 Dec 2001             5.07%                   $99.44
 Jan 2002             5.07%                  $100.70
 Feb 2002             4.88%                  $101.55
 Mar 2002             5.42%                   $99.08
 Apr 2002             5.11%                  $100.59
 May 2002             5.08%                  $100.78
 Jun 2002             4.86%                  $100.99
 Jul 2002             4.51%                  $101.93
 Aug 2002             4.14%                  $102.85
 Sep 2002             3.63%                  $104.74
 Oct 2002             3.93%                  $102.60
 Nov 2002             4.22%                  $101.79
 Dec 2002             3.83%                  $103.55


*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.



1. Based on the yield of the Bond Buyer 40 Index as of December 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.

3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                                             [LOGO OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                                               INVESTMENTS

                                                             SR TFINS 12/02

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND





--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED CALIFORNIA MUNICIPAL SECURITIES. 1, 2
--------------------------------------------------------------------------------


During the six months under review, weak business investment and slower-than-expected economic growth helped push U.S. unemployment to its highest level since 1994, at 6.0% in November and December. 3 As a result, the Federal Reserve Board (the Fed) lowered the federal funds target rate once by 50 basis points to 1.25% on November 6, 2002. Fed chairman Alan Greenspan suggested in mid-November testimony to Congress that this rate cut could easily be reversed if a strong economic recovery developed or better-than-expected economic data were forthcoming. Following the Fed's December 10, 2002, meeting, Greenspan identified some evidence that the economy was doing better. However, he warned that most of the improvement was tentative and considerable barriers to capital spending remained.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 30.

Recent equity market rallies due to positive economic indicators came at the fixed-income market's expense, as we experienced a strong inverse correlation between the equity and bond markets. For example, from October 1 through November 30, the Standard & Poor's Composite Index (S&P 500) rose an impressive 15.19% while the municipal bond market, as measured by the Bond Buyer Municipal Bond Index (Bond Buyer 40), fell a notable 4.55%. 4 Investors worried about the fixed income market's historically low yields and the perceived notion that the bond markets cannot sustain their present position. Inflation and a rapidly growing economy would be the major factors that drive interest rates higher.

During the reporting period, we sought opportunities when interest rates rose to sell high cost (lower booked yield) bonds and reported losses, which can be carried forward to offset future gains, potentially lowering shareholders' future capital gains tax liabilities. We used the proceeds to buy low cost (higher booked yield) bonds with similar structures. We also strove to remain fully invested at all times. Although yields were at historical lows, the yield curve was very steep and accumulating cash would have significantly hindered the Fund's income production. The real rate of return for cash was negative because inflation's 2% rate exceeded the money market's 1% yield. 5

Purchases during the period included Los Angeles, Escondido USD and Fairfield Suisun USD GO bonds, and Westlands Water



4. Sources: Standard & Poor's Micropal; THE BOND BUYER. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
5. Sources: Standard & Poor's Micropal; Lipper Inc.



PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/02

                              % OF TOTAL
                               LONG-TERM
                             INVESTMENTS
----------------------------------------

General Obligation             17.0%

Transportation                 15.3%

Tax-Supported                  14.7%

Subject to Government
Appropriations                 14.4%

Utilities                      11.2%

Hospital & Health Care         10.4%

Higher Education                6.2%

Prerefunded                     5.4%

Other Revenue                   4.0%

Housing                         1.4%

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/02-12/31/02

                                                 DIVIDEND PER SHARE
                             -------------------------------------------------------
MONTH                           CLASS A              CLASS B               CLASS C
------------------------------------------------------------------------------------
July                          4.82 cents           4.27 cents            4.28 cents
August                        4.82 cents           4.27 cents            4.28 cents
September                     4.78 cents           4.20 cents            4.20 cents
October                       4.78 cents           4.20 cents            4.20 cents
November                      4.78 cents           4.20 cents            4.20 cents
December                      4.73 cents           4.13 cents            4.14 cents
------------------------------------------------------------------------------------
TOTAL                        28.71 CENTS          25.27 CENTS           25.30 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.



District COP and San Jose Financing Authority Lease revenue bonds. Sales included Oroville PFA, Los Angeles USD, North Orange County Community College and San Jose Redevelopment Agency revenue bonds.

Keep in mind that your Fund combines the advantages of high credit quality and tax-free yields. 1 The Performance Summary beginning on page 16 shows that on December 31, 2002, the Fund's Class A shares' distribution rate was 4.31% based on an annualization of the current 4.73 cent ($0.0473) per share dividend and the maximum offering price of $13.17 on December 31, 2002. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to earn 7.74% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, robust demand, low inflation levels and sluggish economic growth should bode well for the municipal bond market. However, investors should continue to expect short-term volatility as conflicting economic data is released. We encourage investors to maintain a long-term investment perspective while we continue to focus on our conservative, buy-and-hold investment strategy.





--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        12/31/02   6/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29         $12.61    $12.32

DISTRIBUTIONS (7/1/02-12/31/02)
Dividend Income                $0.2871

CLASS B                        CHANGE        12/31/02   6/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.29         $12.66    $12.37

DISTRIBUTIONS (7/1/02-12/31/02)
Dividend Income                $0.2527

CLASS C                        CHANGE        12/31/02   6/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          +$0.30         $12.71    $12.41

DISTRIBUTIONS (7/1/02-12/31/02)
Dividend Income                $0.2530




--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE



CLASS A                              6-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1             +4.76%   +7.83%   +30.37%   +82.94%
Average Annual Total Return 2         +0.28%   +3.27%    +4.54%    +5.77%
Distribution Rate 3                        4.31%
Taxable Equivalent Distribution Rate 4     7.74%
30-Day Standardized Yield 5                3.70%
Taxable Equivalent Yield 4                 6.64%

                                                              INCEPTION
CLASS B                                     6-MONTH  1-YEAR    (2/1/00)
--------------------------------------------------------------------------
Cumulative Total Return 1                    +4.45%   +7.20%   +26.35%
Average Annual Total Return 2                +0.45%   +3.20%    +7.46%
Distribution Rate 3                     3.91%
Taxable Equivalent Distribution Rate 4  7.03%
30-Day Standardized Yield 5             3.32%
Taxable Equivalent Yield 4              5.96%

                                                                INCEPTION
CLASS C                              6-MONTH   1-YEAR   5-YEAR   (5/1/95)
--------------------------------------------------------------------------
Cumulative Total Return 1             +4.52%   +7.26%   +26.86%   +53.56%
Average Annual Total Return 2         +2.44%   +5.23%    +4.66%    +5.61%
Distribution Rate 3                        3.87%
Taxable Equivalent Distribution Rate 4     6.95%
30-Day Standardized Yield 5                3.29%
Taxable Equivalent Yield 4                 5.91%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.
3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 12/31/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/02.

--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CALIFORNIA
INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL. THE FUND'S PORTFOLIO CONSISTS MAINLY OF CALIFORNIA MUNICIPAL SECURITIES WITH AN AVERAGE WEIGHTED MATURITY (THE TIME AT WHICH THE DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS. 1
--------------------------------------------------------------------------------


During the six months under review, weak business investment and slower-than-expected economic growth helped push U.S. unemployment to its highest level since 1994, at 6.0% in November and December. 2 As a result, the Federal Reserve Board (the Fed) lowered the federal funds target rate once by 50 basis points to 1.25% on November 6, 2002. Fed chairman Alan Greenspan suggested in mid-November testimony to Congress that this rate cut could easily be reversed if a strong economic recovery developed or better-than-expected economic data were forthcoming. Following the Fed's December 10, 2002, meeting, Greenspan identified some evidence that the economy was doing better. However, he warned that most of the improvement was tentative and considerable barriers to capital spending remained.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 42.


CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/02

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA - 49.2%
AA - 4.0%
A - 24.8%
BBB - 21.9%
Below Investment Grade - 0.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

Recent equity market rallies due to positive economic indicators came at the fixed-income market's expense, as we experienced a strong inverse correlation between the equity and bond markets. For example, from October 1 through November 30, the Standard & Poor's Composite Index (S&P 500) rose an impressive 15.19% while the municipal bond market, as measured by the Bond Buyer Municipal Bond Index (Bond Buyer 40), fell a notable 4.55%. 3 Investors worried about the fixed income market's historically low yields and the perceived notion that the bond markets cannot sustain their present position. Inflation and a rapidly growing economy would be the major factors that drive interest rates higher.

During the reporting period, we sought opportunities when interest rates rose to sell high cost (lower booked yield) bonds and reported losses, which can be carried forward to offset future gains, potentially lowering shareholders' future capital gains tax liabilities. We used the proceeds to buy low cost (higher booked yield) bonds with similar structures. We also strove to remain fully invested at all times. Although yields were at historical lows, the yield curve was very steep and accumulating cash would have significantly hindered the Fund's income production. The real rate of return for cash was negative because inflation's 2% rate exceeded the money market's 1% yield. 4



3. Sources: Standard & Poor's Micropal; THE BOND BUYER. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.
4. Sources: Standard & Poor's Micropal; Lipper Inc.



PORTFOLIO BREAKDOWN
Franklin California
Intermediate-Term
Tax-Free Income Fund
12/31/02

                                 % OF TOTAL
                                  LONG-TERM
                                 INVESTMENTS
--------------------------------------------

Tax-Supported                      20.8%

General Obligation                 19.0%

Utilities                          16.0%

Hospital & Health Care             15.3%

Subject to Government
Appropriations                     13.7%

Other Revenue                       4.1%

Housing                             3.6%

Prerefunded                         2.8%

Transportation                      2.4%

Higher Education                    2.3%

Purchases during the period included Los Angeles GO, and Colton PFAR, Sacramento City Financing Authority, California State Department of Water Resources Power Supply and California State Department Water Resources - Central Valley Project revenue bonds. We did not sell any holdings during six-month period.

Keep in mind that your Fund combines the advantages of high credit quality and tax-free yields. 1 The Performance Summary on page 21 shows that on December 31, 2002, the Fund's Class A shares' distribution rate was 3.73%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.31% would need to earn 6.70% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, robust demand, low inflation levels and sluggish economic growth should bode well for the municipal bond market. However, investors should continue to expect short-term volatility as conflicting economic data is released. We encourage investors to maintain a long-term investment perspective while we continue to focus on our conservative, buy-and-hold investment strategy.


DIVIDEND DISTRIBUTIONS*
Franklin California
Intermediate-Term Tax-Free
Income Fund - Class A
7/1/02-12/31/02

                     DIVIDEND
MONTH               PER SHARE
------------------------------

July                3.7 cents

August              3.7 cents

September           3.7 cents

October             3.7 cents

November            3.7 cents

December            3.7 cents

------------------------------
TOTAL              22.2 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA
INTERMEDIATE-TERM
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE        12/31/02   6/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.21         $11.62    $11.41

DISTRIBUTIONS (7/1/02-12/31/02)
Dividend Income                $0.222


PERFORMANCE

CLASS A                                   6-MONTH   1-YEAR   5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                  +3.84%   +7.70%   +29.74%   +82.65%
Average Annual Total Return 2              +1.53%   +5.26%    +4.86%    +5.96%
Distribution Rate 3                             3.73%
Taxable Equivalent Distribution Rate 4          6.70%
30-Day Standardized Yield 5                     3.15%
Taxable Equivalent Yield 4                      5.66%


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 2.25% initial sales charge. Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total return would have been lower.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.
3. Distribution rate is based on an annualization of the current 3.7 cent per share monthly dividend and the maximum offering price of $11.89 on 12/31/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/02.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CALIFORNIA STATE PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL AND LIQUIDITY THROUGH A PORTFOLIO CONSISTING MAINLY OF SHORT-TERM MUNICIPAL DEBT SECURITIES ISSUED IN CALIFORNIA. THE FUND IS MANAGED TO MAINTAIN A $1.00 SHARE PRICE. 1
--------------------------------------------------------------------------------


During the six months under review, weak business investment and slower-than-expected economic growth helped push U.S. unemployment to its highest level since 1994, at 6.0% in November and December. 2 As a result, the Federal Reserve Board (the Fed) lowered the federal funds target rate once by 50 basis points to 1.25% on November 6, 2002. Although the Fed thereafter shifted to a neutral bias toward the economy and interest rates, the rate cut impacted short-term interest rates and money market portfolio yields. Franklin California Tax-Exempt Money Fund's seven-day effective yield was 0.92% on December 31, 2002.



1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
2. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 51.

In December, independent credit rating agencies Standard & Poor's and Fitch downgraded California general obligation debt and revenue anticipation notes. The downgrades were expected and already priced into the market. Although California faces a sizable budget deficit, we expect the state to meet its debt service requirements.

The investment strategy driving Franklin California Tax-Exempt Money Fund's management emphasizes high quality and liquidity. We continued to manage the Fund more conservatively than SEC guidelines require, to ensure the Fund's safety and stability. Although allowed by the SEC, we do not buy any derivative securities in our tax-exempt money funds. Although our strategy may result in lower yields than those of other money market funds that might purchase Japanese bank letters of credit and derivative products, we believe the increased yield offered by lower-rated and less liquid securities does not justify the added risk to shareholders.

During the reporting period, the Fund participated in several attractive deals, including California State RAN, Transmission Authority of Northern California TECP, California State Department Water Resources Power Supply Revenue and Metropolitan Water District Southern California Waterworks Revenue VRDN.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------




PERFORMANCE SUMMARY
Franklin California Tax-Exempt
Money Fund
12/31/02

----------------------------------

Seven-day effective yield 1  0.92%

Seven-day annualized yield   0.92%

Taxable equivalent yield 2   1.65%



1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the published rates as of 9/18/02 for the maximum combined federal and California state personal income tax bracket of 44.31%, based on the federal income tax rate of 38.6%.
Annualized and effective yields are for the seven-day period ended 12/31/02. The Fund's average weighted maturity was 37 days. Yield reflects fluctuations in Fund expenses and interest rates on portfolio investments.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS


MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND


                                                                                 CLASS A
                                           --------------------------------------------------------------------------
                                           SIX MONTHS ENDED                    YEAR ENDED JUNE 30,
                                           DECEMBER 31, 2002 --------------------------------------------------------
                                              (UNAUDITED)       2002        2001        2000        1999        1998
                                           --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....       $12.32       $12.17      $11.76      $12.12      $12.47      $12.22
                                           --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .................          .29          .59         .61         .61         .61         .64
 Net realized and unrealized gains (losses)         .29          .15         .40        (.36)       (.26)        .37
                                           --------------------------------------------------------------------------
Total from investment operations .........          .58          .74        1.01         .25         .35        1.01
                                           --------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................         (.29)        (.59)       (.60)       (.61)       (.63)       (.64)
 Net realized gains ......................           --           --          --          --d       (.07)       (.12)
                                           --------------------------------------------------------------------------
Total distributions ......................         (.29)        (.59)       (.60)       (.61)       (.70)       (.76)
                                           --------------------------------------------------------------------------
Net asset value, end of period ...........       $12.61       $12.32      $12.17      $11.76      $12.12      $12.47
                                           ==========================================================================
Total return b ...........................        4.76%        6.15%       8.73%       2.24%       2.76%       8.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........   $1,857,348   $1,789,914  $1,665,581  $1,558,857  $1,775,212  $1,717,489
Ratios to average net assets:
 Expenses ................................         .60%c        .61%        .61%        .60%        .60%        .60%
 Net investment income ...................        4.53%c       4.74%       5.00%       5.24%       4.91%       5.11%
Portfolio turnover rate ..................        7.72%       16.99%      10.09%      29.40%      15.53%      21.66%





a Based on average shares outstanding effective year ended June 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d The fund made a capital gain distribution of $.0016.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (CONTINUED)



FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)


                                                                -----------------------------------------------
                                                                                  CLASS B
                                                                -----------------------------------------------
                                                                SIX MONTHS ENDED        YEAR ENDED JUNE 30,
                                                                DECEMBER 31, 2002 -----------------------------
                                                                  (UNAUDITED)       2002      2001      2000 D
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................       $12.37     $12.21    $11.78    $11.36
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income a .....................................          .25        .53       .54       .23
 Net realized and unrealized gains ...........................          .30        .15       .42       .42
                                                                -----------------------------------------------
Total from investment operations .............................          .55        .68       .96       .65
                                                                -----------------------------------------------
Less distributions from net investment income ................         (.26)      (.52)     (.53)     (.23)
                                                                -----------------------------------------------
Net asset value, end of period ...............................       $12.66     $12.37    $12.21    $11.78
                                                                ===============================================

Total return b ...............................................        4.45%      5.62%     8.29%     5.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $72,219    $56,303   $20,926    $1,884
Ratios to average net assets:
 Expenses ....................................................        1.15%c     1.16%     1.16%     1.16%c
 Net investment income .......................................        3.98%c     4.20%     4.42%     4.82%c
Portfolio turnover rate ......................................        7.72%     16.99%    10.09%    29.40%




a Based on average shares outstanding.
b Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period February 1, 2000 (effective date) to June 30, 2000.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights (CONTINUED)



FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONT.)


                                                                           CLASS C
                                           -------------------------------------------------------------------
                                           SIX MONTHS ENDED                 YEAR ENDED JUNE 30,
                                           DECEMBER 31, 2002  ------------------------------------------------
                                              (UNAUDITED)       2002      2001       2000      1999      1998
                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ....        $12.41       $12.26    $11.84     $12.20    $12.55    $12.29
                                           -------------------------------------------------------------------
Income from investment operations:
 Net investment income a ................           .26          .53       .54        .55       .55       .58
 Net realized and unrealized gains (losses)         .30          .14       .41       (.36)     (.27)      .37
                                           -------------------------------------------------------------------
Total from investment operations ........           .56          .67       .95        .19       .28       .95
                                           -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          (.26)        (.52)     (.53)      (.55)     (.56)     (.57)
 Net realized gains .....................            --           --        --         --d     (.07)     (.12)
                                           -------------------------------------------------------------------
Total distributions .....................          (.26)        (.52)     (.53)      (.55)     (.63)     (.69)
                                           -------------------------------------------------------------------
Net asset value, end of period ..........        $12.71       $12.41    $12.26     $11.84    $12.20    $12.55
                                           ===================================================================

Total return b ..........................         4.52%        5.51%     8.17%      1.66%     2.16%     7.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......      $127,137     $108,802   $79,803    $67,395   $80,336   $55,371
Ratios to average net assets:
 Expenses ...............................         1.13%c       1.16%     1.16%      1.16%     1.16%     1.16%
 Net investment income ..................         4.00%c       4.19%     4.45%      4.68%     4.35%     4.55%
Portfolio turnover rate .................         7.72%       16.99%    10.09%     29.40%    15.53%    21.66%




a Based on average shares outstanding effective year ended June 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d The fund made a capital gain distribution of $.0016.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED)


                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.3%
 BONDS 92.9%
 ABAG Finance Authority for Nonprofit Corps. COP,
   Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ...  $ 2,055,000   $ 2,264,220
   Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ...........    3,500,000     3,720,430
   Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 ..............    5,000,000     5,436,450
 ABAG Finance Authority for Nonprofit Corps. Revenue,
   Poway RHF Housing Inc. Project, Series A, California Mortgage Insured,
   5.375%, 11/15/25 ...........................................................    5,145,000     5,329,654
   Sansum-Santa Barbara, Series A, California Mortgage Insured, 5.60%, 4/01/26     2,750,000     2,885,163
 ABAG Revenue, Tax Allocation, RDA Pool, Series A2, FSA Insured, 6.60%, 12/15/24  10,775,000    11,967,685
 Alameda County Water District Revenue COP, Water Systems Project, FGIC Insured,
  Pre-Refunded, 6.00%, 6/01/20 ................................................    1,000,000     1,087,700
 Alameda Power and Telecommunication Electric System Revenue COP,
   MBIA Insured, 5.75%, 7/01/30 ...............................................    3,305,000     3,606,383
 Alhambra City Elementary School District GO, Series A, FSA Insured,
   5.60%, 9/01/24 .............................................................    2,065,000     2,221,899
 Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 ...   10,730,000    10,977,541
 Anaheim PFAR, Local Agency, CFD, Refunding, Series A, MBIA Insured,
   5.75%, 9/01/14 .............................................................    3,790,000     4,064,055
 Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 .............    5,000,000     5,106,950
 Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured,
   5.80%, 12/01/22 .............................................................   1,080,000     1,205,561
 Baldwin Park California RDA, Tax Allocation, Refunding, FSA Insured,
   5.70%, 9/01/25 ..............................................................   4,000,000     4,386,360
 Barstow RDA, Tax Allocation, Central Redevelopment Project, Series A,
   MBIA Insured, 6.25%, 9/01/22 ................................................   2,000,000     2,174,440
 Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ...........   1,500,000     1,658,175
 Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ...................   1,000,000     1,102,130
 Cabrillo Community College District GO, Series C, AMBAC Insured,
   5.375%, 5/01/26 .............................................................   5,400,000     5,701,374
 Calaveras County Water District Revenue COP, Water and Sewer System Improvement
   Project, Refunding, AMBAC Insured, 6.00%, 5/01/16 ...........................   3,950,000     4,236,968
 Calexico CRDA Revenue, Tax Allocation, Merged Central Business and Residential,
   Refunding, FSA Insured, 5.85%, 8/01/15 ......................................   1,795,000     1,868,882
 Calexico USD, CFD No. 1, Special Tax, Refunding, AMBAC Insured, 5.60%, 9/01/17    2,930,000     3,228,479
 California Community College Financing Authority Lease Revenue, Grossmont,
   Palomar, and Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ................   3,030,000     3,215,224
 California Educational Facilities Authority Revenue,
   Pomona College, Series B, 5.50%, 7/01/29 ....................................   4,455,000     4,721,097
   Stanford University, Refunding, Series O, 5.125%, 1/01/31 ...................  24,705,000    25,272,968
   Stanford University, Series N, 5.25%, 12/01/26 ..............................   6,450,000     6,755,924
   Stanford University, Series N, 5.35%, 6/01/27 ...............................  21,250,000    22,299,750
   Stanford University, Series N, 5.20%, 12/01/27 ..............................   6,000,000     6,250,080
   Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ................   3,385,000     3,595,581
   University of Southern California, Refunding, Series C, 5.125%, 10/01/28 ....   2,000,000     2,054,260
 California Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 .   5,000,000     5,674,250
   Catholic Healthcare West, Series A, 5.00%, 7/01/28 ..........................  25,000,000    22,374,500
   Community Health Facilities, Series A, California Mortgage Insured,
     5.80%, 8/01/25 ............................................................   1,245,000     1,335,673
   Kaiser Permanente, Series A, 5.40%, 5/01/28 .................................  15,400,000    15,475,152
   Kaiser Permanente, Series B, 5.00%, 10/01/18 ................................   5,000,000     5,009,150
   Kaiser Permanente, Series B, 5.00%, 10/01/20 ................................   4,000,000     3,944,160
   Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 ...   3,325,000     3,369,256
   Northern California Presbyterian, 5.40%, 7/01/28 ............................   5,000,000     4,999,950
   Orange County Health Facility, Series A, California Mortgage Insured,
     6.20%, 11/01/24 ...........................................................   3,435,000     3,787,912
   San Diego Hospital Association, Refunding, Series A, MBIA Insured,
     6.20%, 8/01/20 ............................................................   4,850,000     4,966,206

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
   San Diego Hospital Association, Series A, MBIA Insured, 6.20%, 8/01/12 ...... $ 2,425,000   $ 2,483,103
   Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 ..........   3,500,000     3,609,130
   Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32  2,000,000     2,010,800
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 .......................   1,700,000     1,765,654
   Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 .......................   4,000,000     4,019,240
   The Help Group, CHFCLP Insured, 5.40%, 8/01/22 ..............................   5,000,000     5,147,300
   True to Life Children's Services, Series A, California Mortgage Insured,
     5.625%, 9/01/25 ...........................................................   1,250,000     1,313,675
   UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 ...........   9,530,000     9,684,195
 California HFAR, Home Mortgage, Series D, MBIA Insured, 6.15%, 8/01/28 ........   5,250,000     5,444,565
 California PCFA, PCR, Southern California Edison Co., Series C,
     MBIA Insured, 5.55%, 9/01/31 ..............................................   4,800,000     5,029,248
 California Public School District Financing Authority Lease Revenue,
   Southern Kern USD, Refunding, Series B, FSA Insured, 5.90%, 9/01/26 .........     235,000       259,851
   Series B, FSA Insured, ETM, 5.90%, 9/01/26 ..................................   1,615,000     1,906,588
 California State Department of Water Resources Central Valley Project Revenue,
   Water System, Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ...........   1,000,000     1,054,970
 California State Department Water Resources Water Revenue, Series W,
   FSA Insured, 5.125%, 12/01/29 ...............................................   5,000,000     5,130,950
 California State GO,
   5.00%, 10/01/27 .............................................................  30,790,000    30,272,728
   AMBAC Insured, 6.30%, 9/01/06 ...............................................   9,000,000    10,390,770
   FGIC Insured, Pre-Refunded, 6.00%, 5/01/20 ..................................   2,990,000     3,240,263
   FSA Insured, 5.50%, 9/01/29 .................................................  34,500,000    36,573,105
   MBIA Insured, 6.00%, 8/01/16 ................................................     210,000       228,150
   MBIA Insured, 6.00%, 10/01/21 ...............................................      65,000        66,993
   MBIA Insured, 5.00%, 8/01/29 ................................................  20,250,000    20,555,168
   Refunding, 5.125%, 6/01/31 ..................................................  25,000,000    24,869,000
   Refunding, FGIC Insured, 5.375%, 6/01/26 ....................................   5,000,000     5,239,050
 California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ..   5,175,000     5,378,015
 California State Local Government Finance Authority Revenue, Marin Valley
   Mobile Country Club Park Acquisition,
   Senior Series A, FSA Insured, 5.80%, 10/01/20 ...............................   4,275,000     4,776,971
 California State Public Works Board Lease Revenue, Department of Mental
   Health Hospital, Series A, AMBAC Insured, 5.00%, 12/01/21 ...................   4,100,000     4,232,102
   12/01/26 ....................................................................   5,675,000     5,804,106
 California State University and Colleges Student Union Revenue, San Bernardino,
   Series B, MBIA Insured, Pre-Refunded, 6.30%, 2/01/22 ........................   2,375,000     2,431,074
 California State University Foundation Revenue, Monterey Bay, MBIA Insured,
   5.35%, 6/01/31 ..............................................................   2,000,000     2,092,120
 California State University Los Angeles Auxiliary Services Inc. Revenue,
   MBIA Insured, 5.125%, 6/01/33 ...............................................   3,200,000     3,275,520
 California State University Revenue and Colleges, Systemwide, Series A,
   AMBAC Insured, 5.00%, 11/01/33 ..............................................  20,000,000    20,340,200
 California State University, Fresno, Auxiliary Residence Student Project
   Revenue, MBIA Insured, Pre-Refunded, 6.25%, 2/01/17 .........................   1,500,000     1,669,320
 California Statewide CDA,
   COP, California Mortgage Insured, 5.75%, 8/01/21 ............................   9,585,000    10,432,697
   COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .......................  12,250,000    12,231,870
   COP, FSA Insured, 5.50%, 8/15/31 ............................................   7,000,000     7,432,530
   COP, Kaiser Permanente, 5.30%, 12/01/15 .....................................   9,700,000    10,088,291
   COP, MBIA Insured, 5.00%, 4/01/18 ...........................................   3,000,000     3,121,350

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Statewide CDA, (cont.)
   MFR, Silver Ridge Apartments, Series H, FNMA Insured, 5.80%, 8/01/33 ........ $ 2,785,000   $ 2,960,455
   Water and Wastewater Revenue, Pooled Financing Program, Series A,
     FSA Insured, 5.00%, 10/01/32 ..............................................   9,320,000     9,477,415
   Water and Wastewater Revenue, Pooled Financing Program, Series B,
     FSA Insured, 5.65%, 10/01/26 ..............................................   3,420,000     3,721,849
   Water and Wastewater Revenue, Pooled Financing Program, Series B,
     FSA Insured, 5.75%, 10/01/29 ..............................................   1,465,000     1,617,697
 California Statewide CDA Revenue,
   Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ....................   7,625,000     7,904,304
   COP, John Muir/Mt. Diablo Health System, MBIA Insured, 5.125%, 8/15/22 ......   5,000,000     5,142,150
 Cambria Community Services District Revenue COP, Wastewater Treatment System
   Upgrade, MBIA Insured, Pre-Refunded, 6.90%, 11/01/24 ........................   1,000,000     1,120,850
 Cambria Community Services District Water and Wastewater Revenue, Refunding,
   Series A, MBIA Insured, 6.00%, 5/01/15 ......................................   1,330,000     1,472,762
 Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 .................................   7,150,000     7,279,415
 Carpinteria Sanitary District Capital Facilities Revenue, FGIC Insured,
   6.25%, 7/01/14 ..............................................................   2,485,000     2,575,379
 Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 .   8,000,000     8,145,920
 Chaffey Community College District GO, Series A, FSA Insured, 5.00%, 7/01/27 ..   5,750,000     5,872,360
 Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ..   2,790,000     2,888,375
 Chino Basin Regional Financing Authority Revenue, Municipal Water District,
   Sewer System Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ..............   2,000,000     2,165,000
 Chino COP, RDA, Water System Improvement Project, Refunding, AMBAC Insured,
   6.20%, 9/01/18 ..............................................................   3,590,000     3,760,525
 Chula Vista COP, MBIA Insured, 5.00%, 8/01/29 .................................   3,000,000     3,063,390
 Chula Vista PFA, Local Agency Revenue, Series 1995-A, FSA Insured,
   6.125%, 9/02/14 .............................................................   3,875,000     4,386,733
 Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ...........   3,265,000     3,327,231
 Coachella Valley Recreation and Park District 1915 Act, Reassessment
   District 94-1, MBIA Insured, Pre-Refunded, 6.20%, 9/02/16 ...................   1,500,000     1,654,590
 Contra Costa Mosquito Abatement District COP, Public Improvements Project,
   Refunding, FSA Insured, 6.25%, 2/01/06 ......................................   1,055,000     1,058,555
 Coronado CDA, Tax Allocation, Community Development Project, MBIA Insured,
   5.375%, 9/01/26 .............................................................   2,700,000     2,858,841
 Corona-Norco USD, COP, Refunding, FSA Insured, 5.125%,
   4/15/25 .....................................................................   5,355,000     5,520,255
   4/15/29 .....................................................................   3,870,000     3,965,396
 Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 .............   5,070,000     5,162,984
 Culver City USD, GO, MBIA Insured,
   5.125%, 8/01/37 .............................................................     650,000       660,660
   5.20%, 8/01/38 ..............................................................   3,285,000     3,371,658
 Delano USD,
   COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 .....................   1,620,000     1,744,011
   GO, Series A, FSA Insured, ETM, 6.10%, 5/01/17                                  1,105,000     1,141,631
 East Bay MUD, Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ...  10,000,000    10,185,000
 East Side UHSD, Santa Clara County, Series D, FGIC Insured, 5.75%, 9/01/17 ....   1,200,000     1,273,224
 El Dorado County Public Agency Financing Authority Revenue, FGIC Insured,
   5.50%, 2/15/16 ..............................................................   2,250,000     2,435,670
   2/15/21 .....................................................................   3,500,000     3,748,920
 El Monte Water Authority Revenue, Water System Project, AMBAC Insured,
   5.60%, 9/01/34 ..............................................................   1,800,000     1,948,824
 Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured,
   5.125%, 9/01/30 .............................................................   3,770,000     3,854,712
 Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ......................  11,665,000    11,904,716
 Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ...................................   4,145,000     4,240,584

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Fairfield Suisun USD, GO, MBIA Insured, 5.00%, 8/01/27 ........................ $12,000,000  $ 12,256,680
 Florin Resource Conservation District COP, Elk Grove Water Service, Refunding,
   Series A, MBIA Insured, 5.00%, 3/01/33 ......................................   5,000,000     5,097,100
 Folsom COP, Central Business District Fire Station, MBIA Insured,
   5.125%, 10/01/26 ............................................................   2,030,000     2,105,415
 Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding,
   Series A, MBIA Insured, 5.00%, 1/01/35 ......................................  66,735,000    67,597,884
 Franklin-McKinley School District COP, Financing Project, Series A,
   AMBAC Insured, 5.125%, 9/01/27 ..............................................   2,765,000     2,864,761
 Fremont UHSD, Santa Clara County GO, Series C, FSA Insured, 5.00%, 9/01/26 ....  10,000,000    10,206,700
 Fresno USD, GO,
   Refunding, Series C, MBIA Insured, 5.90%, 2/01/20 ...........................   2,065,000     2,439,488
   Refunding, Series C, MBIA Insured, 5.90%, 8/01/22 ...........................   3,000,000     3,555,570
   Series B, FSA Insured, ETM, 5.875%, 8/01/20 .................................   1,190,000     1,266,850
 Fullerton University Foundation Auxiliary Organization Revenue, Series A,
   MBIA Insured, 5.75%, 7/01/25 ................................................   1,250,000     1,372,363
   7/01/30 .....................................................................   1,000,000     1,091,190
 Glendale RDA, Tax Allocation, Central Glendale Redevelopment Project,
   Refunding, AMBAC Insured, 6.00%, 12/01/20 ...................................   4,775,000     5,043,212
 Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .......................   2,750,000     2,943,243
 Grant Joint UHSD, GO, FSA Insured, 5.00%, 8/01/26 .............................   5,235,000     5,351,322
 Grossmont UHSD, COP, FSA Insured, 5.75%, 9/01/26 ..............................   2,250,000     2,491,763
 Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ........   1,250,000     1,377,538
 Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured,
   6.00%, 6/01/15 ..............................................................   1,000,000     1,057,200
 Huntington Beach City School District COP, MBIA Insured, 5.25%, 7/01/29 .......   1,795,000     1,868,523
 Imperial Irrigation District COP, California Water Systems Project,
   AMBAC Insured, Pre-Refunded, 5.75%, 7/01/16 .................................   5,050,000     5,826,135
 Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured,
   6.45%, 8/01/25 ..............................................................   3,045,000     3,820,775
   8/01/29 .....................................................................   3,075,000     3,908,694
 Jurupa Community Services District Special Tax, CFD No. 2, Series A,
   AMBAC Insured, 5.00%, 9/01/32 ...............................................   7,000,000     7,117,530
 Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 .................................   1,600,000     1,740,688
 Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ..   7,800,000     7,912,710
 Kern County High School District GO, FSA Insured, ETM, 6.625%,
   8/01/14 .....................................................................   1,535,000     1,991,509
   8/01/15 .....................................................................   1,400,000     1,810,242
 Lake Elsinore USD, COP, School Facilities Project, MBIA Insured, 5.00%,
   9/01/26 .....................................................................   1,585,000     1,620,393
   9/01/31 .....................................................................   1,505,000     1,532,301
 Lakewood PFA, Water Revenue, FGIC Insured, 5.70%, 4/01/16 .....................   2,485,000     2,658,602
 Lakewood RDA, Tax Allocation, Redevelopment Project No.1, Refunding, Series A,
   FSA Insured, 6.50%, 9/01/17 .................................................   1,265,000     1,295,626
 Lancaster RDA, Tax Allocation, Lancaster Redevelopment Project No.5, Refunding,
   MBIA Insured, 6.85%, 2/01/19 ................................................  11,245,000    11,399,506
 Lodi COP,
   1996 Public Improvement Financing Project, MBIA Insured, Pre-Refunded,
     5.90%, 10/01/16 ...........................................................   3,605,000     4,219,869
   Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ......   8,800,000    10,318,176
 Lodi Electric System Revenue COP, Series A, MBIA Insured, Pre-Refunded,
   5.50%, 1/15/32 ..............................................................   4,000,000     4,648,080
 Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ....................................   2,150,000     2,212,544

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Long Beach Bond Finance Authority Lease Revenue,
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 .... $ 4,000,000   $ 4,205,760
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ....  11,000,000    11,230,450
   Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ....   2,000,000     2,090,400
   Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 ...........   6,780,000     6,922,041
   Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 ...........  10,500,000    10,678,605
 Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
  Redevelopment Projects, Series A, AMBAC Insured, 5.00%,
   8/01/25 .....................................................................  13,550,000    13,839,022
   8/01/31 .....................................................................  12,000,000    12,200,400
 Long Beach Harbor Revenue,
   5.125%, 5/15/18 .............................................................   3,625,000     3,688,438
   MBIA Insured, 5.25%, 5/15/25 ................................................  25,000,000    25,663,500
 Long Beach University School District GO, Election 1999, Series C, MBIA Insured,
   5.125%, 8/01/31 .............................................................  13,870,000    14,170,424
 Los Angeles Community College District GO, Series A, MBIA Insured,
   5.00%, 6/01/26 ..............................................................   4,000,000     4,075,240
 Los Angeles COP, Real Property Program, MBIA Insured, 5.00%, 2/01/27 ..........   9,890,000    10,077,416
 Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
   11/01/27 ....................................................................   2,500,000     2,607,225
   11/01/33 ....................................................................   2,500,000     2,600,550
 Los Angeles County MTA, Sales Tax Revenue,
   Proposition A, First Tier, Refunding, Senior Series A, MBIA Insured,
     5.25%, 7/01/27 ............................................................  27,870,000    28,752,922
   Proposition C, Refunding, Second Series A, AMBAC Insured, 5.00%, 7/01/23 ....  22,400,000    22,872,192
 Los Angeles GO, Series A, MBIA Insured, 5.00%, 9/01/22 ........................  11,110,000    11,478,852
 Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 .   2,500,000     2,819,425
 Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22   1,980,000     1,965,685
 Los Angeles USD, COP, Administration Building Project, Series B, AMBAC Insured,
   5.00%, 10/01/31 .............................................................  16,525,000    16,780,972
 Los Angeles Water and Power Revenue, Power System, Refunding, Series A,
   MBIA Insured, 5.00%, 7/01/24 ................................................  12,000,000    12,232,800
 Lynwood PFA,
   Tax Allocation, Project Area A, Series A, FSA Insured, 5.85%, 9/01/18 .......   1,765,000     1,978,512
   Water Revenue, Water System Improvement Project, MBIA Insured, 5.85%, 6/01/22     665,000       740,218
   Water Revenue, Water System Improvement Project, MBIA Insured, 5.90%, 6/01/29   3,105,000     3,438,912
 Lynwood PFAR, Series A, AMBAC Insured, 5.75%, 9/01/18 .........................   4,000,000     4,167,560
 Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ...   2,680,000     2,807,461
 Menlo Park CDA, Tax Allocation, Las Pulgas Community Development Project,
   Refunding, AMBAC Insured, 5.375%, 6/01/22 ...................................  10,000,000    10,568,300
 Metropolitan Water District Southern California Waterworks Revenue,
   Series A, MBIA Insured, 5.50%, 7/01/25 ......................................   5,000,000     5,623,450
   Series A, MBIA Insured, 5.00%, 7/01/30 ......................................   6,525,000     6,613,218
   Series C, MBIA Insured, 5.00%, 7/01/27 ......................................   2,500,000     2,523,350
 Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 .....   1,025,000     1,141,932
 Modesto Health Facilities Revenue, Memorial Hospital Association, Refunding,
   Series A, MBIA Insured, 6.00%, 6/01/18 ......................................   5,565,000     5,760,665
 Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
   7/01/26 .....................................................................   5,000,000     5,102,200
   7/01/31 .....................................................................   8,285,000     8,420,128
 Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ..  14,375,000    15,804,594

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Montebello Community RDA, Tax Allocation,
   Housing, Series A, FSA Insured, 5.45%, 9/01/19 .............................. $ 1,100,000   $ 1,187,780
   Montebello Hills Redevelopment Project, Refunding, MBIA Insured,
     5.60%, 3/01/19 ............................................................   2,460,000     2,606,468
 Montebello COP, Capital Improvement Project, Refunding, FSA Insured,
   5.375%, 11/01/26 ............................................................   8,715,000     9,257,422
 Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 .............................   3,840,000     4,118,899
 Mount Diablo USD, CFD No. 1, Special Tax,
   FSA Insured, 6.00%, 8/01/24 .................................................   1,000,000     1,103,730
   Refunding, AMBAC Insured, 5.75%, 8/01/15 ....................................   1,000,000     1,108,580
   Refunding, AMBAC Insured, 5.75%, 8/01/16 ....................................   2,270,000     2,504,241
   Refunding, AMBAC Insured, 5.375%, 8/01/19 ...................................   7,290,000     7,733,378
 Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ........................   2,380,000     2,430,908
 Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ..................................   2,535,000     2,591,607
 Nevada Irrigation District Revenue COP, Cascade Bench Flume Project,
   MBIA Insured, 5.50%, 1/01/17 ................................................   4,600,000     5,019,612
 Nevada Joint UHSD, Series A, FSA Insured, 5.00%, 8/01/26 ......................   1,295,000     1,321,612
 Norco RDA, Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured,
   5.625%, 3/01/30 .............................................................   1,000,000     1,084,560
 North City West School Facilities Financing Authority Special Tax, Refunding,
   Series B, FSA Insured,
   5.75%, 9/01/15 ..............................................................   1,260,000     1,408,579
   6.00%, 9/01/19 ..............................................................   2,500,000     2,831,300
 Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded,
   7.50%, 7/01/23 ..............................................................   3,200,000     4,376,448
 Oakland Revenue, 1800 Harrison Foundation, Refunding, Series A, AMBAC Insured,
   6.00%, 1/01/29 ..............................................................  10,000,000    11,080,000
 Oceanside Community Development Commission COP, Public Parking Project,
   FSA Insured, Pre-Refunded, 7.875%, 4/01/19 ..................................   3,940,000     4,344,480
 Oceanside COP,
   a AMBAC Insured, 5.20%, 4/01/23 .............................................   2,500,000     2,617,025
   Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 .....   1,000,000     1,097,820
   Waste Reuse Association Finance Project, Series A, AMBAC Insured,
     Pre-Refunded, 6.50%, 10/01/17 .............................................   2,180,000     2,248,038
 Oroville PFA, Tax Allocation Revenue, Oroville Redevelopment Project No. 1,
   AMBAC Insured,
   5.90%, 9/15/21 ..............................................................   1,245,000     1,354,846
   6.10%, 9/15/23 ..............................................................   2,870,000     3,200,509
 Oxnard Financing Authority Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 .   5,000,000     5,507,750
 Oxnard UHSD, Series B, FSA Insured, ETM, 5.875%, 8/01/27 ......................   3,615,000     4,010,517
 Palm Springs Financing Authority Lease Revenue, Refunding, Convention Center
   Project, Series A, MBIA Insured, 5.00%, 11/01/25 ............................   2,295,000     2,348,795
 Palm Springs USD, GO, Series C, MBIA Insured, Pre-Refunded, 6.125%, 2/01/20 ...     500,000       511,745
 Paramount USD, COP, Master Lease Program, FSA Insured, Pre-Refunded,
   6.30%, 9/01/26 ..............................................................   4,750,000     5,473,948
 Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 ......................   1,130,000     1,287,375
 Pasadena USD, GO, Series B, FGIC Insured, 5.25%, 7/01/24 ......................   1,000,000     1,047,210
 Peralta Community College District GO, Election of 2000, Series B, MBIA
   Insured, 5.25%, 8/01/32 .....................................................   8,450,000     8,817,829
 Perris CFD, Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ...   4,000,000     4,179,720
 Petaluma COP, Refunding, Series A, AMBAC Insured, 5.625%, 8/01/13 .............   1,000,000     1,040,470
 Placer County COP,
   Administrative and Emergency Services, MBIA Insured, 5.65%, 6/01/24 .........   4,000,000     4,322,600
   Jail Kitchen Project, MBIA Insured, Pre-Refunded, 6.90%, 10/01/21 ...........   3,745,000     4,180,469
 Placer County Water Agency COP, FSA Insured, 5.90%, 7/01/25 ...................   2,350,000     2,533,888
 Pleasant Hill RDA, Tax Allocation, Pleasant Hill Commons Project, Refunding,
   FSA Insured, 6.90%, 7/01/21 .................................................   5,500,000     5,582,500
 Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured,
   5.25%, 10/01/23 .............................................................   3,000,000     3,125,760

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Poway RDA, Tax Allocation,
   Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ................ $ 9,195,000   $ 9,397,106
   Refunding, MBIA Insured, 5.75%, 6/15/33 .....................................  11,475,000    12,600,927
 Rancho Cucamonga RDA, Tax Allocation, Rancho Redevelopment Project,
   Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 .............................   2,000,000     2,081,100
   Refunding, FSA Insured, 5.25%, 9/01/20 ......................................   2,500,000     2,639,975
 Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project,
   Series A, MBIA Insured,
   5.75%, 3/01/19 ..............................................................   3,090,000     3,395,725
   5.25%, 3/01/26 ..............................................................      75,000        77,279
 Redding RDA, Tax Allocation, Hilltop Cypress Redevelopment Notes, Series C,
   FSA Insured, 6.00%, 9/01/22 .................................................   2,120,000     2,218,665
 Redlands USD, Series B, FSA Insured, 6.25%, 6/01/19 ...........................   2,115,000     2,287,013
 Redwood City PFA, Local Agency Revenue, Series A, AMBAC Insured, 6.50%, 7/15/11   1,270,000     1,289,596
 Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 .................   3,000,000     3,059,190
 Ripon RDA, Tax Allocation, Community Redevelopment Project, MBIA Insured,
   5.85%, 11/01/30 .............................................................   3,975,000     4,403,545
 Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 .....   3,000,000     3,337,140
 Riverside RDA, Lease Revenue, Series A, AMBAC Insured,
   6.375%, 10/01/23 ............................................................  12,540,000    13,699,699
   6.50%, 10/01/24 .............................................................   2,000,000     2,197,940
 Rowland USD, GO, Series A, FSA Insured, 5.25%, 9/01/25 ........................   5,685,000     5,937,698
 Sacramento Area Flood Control Agency Special Assessment,
   Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 .............................   1,000,000     1,120,070
   Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ....................   1,475,000     1,652,103
   Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ....................   2,690,000     2,974,091
 Sacramento City Financing Authority Revenue,
   Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/26 ...............   8,395,000     8,550,308
   Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 ...............  21,500,000    21,823,145
   City Hall and Redevelopment Projects, Series A, FSA Insured, 5.00%, 12/01/28   10,000,000    10,195,200
 Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17  5,920,000     6,562,438
 Sacramento MUD, Electric Revenue, Series J, AMBAC Insured, 5.50%, 8/15/21 .....   8,485,000     9,153,788
 Salida Area Public Facilities Financing Agency, CFD, Special Tax No. 1988-1,
   FSA Insured, 5.75%, 9/01/30 .................................................   3,435,000     3,753,253
 Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ............   1,645,000     1,670,942
 San Bernardino County COP, 1997 Public Improvement Financing Project,
   MBIA Insured, 5.25%, 10/01/25 ...............................................   7,000,000     7,272,790
 San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
   FSA Insured, 5.75%, 6/01/14 .................................................   2,250,000     2,456,280
 San Carlos School District GO, MBIA Insured, 5.50%, 10/01/24 ..................   2,110,000     2,275,361
 San Diego Community College District COP, Series 1991, MBIA Insured,
   6.50%, 12/01/12 .............................................................   2,000,000     2,051,080
 San Diego IDR, San Diego Gas and Electric, Custodial Receipts, Series A,
   AMBAC Insured, 6.40%, 9/01/18 ...............................................   1,650,000     1,689,765
 San Diego Public Facilities Financing Authority Sewer Revenue, Series B,
   FGIC Insured, 5.25%, 5/15/27 ................................................   2,950,000     3,050,153
 San Diego Public Facilities Financing Authority Water Revenue, Subordinated,
   MBIA Insured, 5.00%, 8/01/32 ................................................  11,000,000    11,183,700
 San Francisco BART, District Sales Tax Revenue,
   FGIC Insured, 5.50%, 7/01/26 ................................................   6,500,000     6,956,235
   FGIC Insured, 5.50%, 7/01/34 ................................................  12,000,000    12,877,440
   Refunding, AMBAC Insured, 5.00%, 7/01/28 ....................................   8,000,000     8,124,720
 San Francisco City and County Airport Commission International Airport Revenue,
   Issue 5, Second Series, FGIC Insured, 6.50%, 5/01/24 ........................   6,900,000     7,376,100
   Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 .......................   3,500,000     3,704,435
   Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25 .........   6,400,000     7,164,352
   Issue 11, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/11 .........   2,105,000     2,348,654

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 San Francisco City and County Airport Commission International
  Airport Revenue, (cont.)
   Issue 16A, Second Series, FSA Insured, 5.00%, 5/01/29 ....................... $10,000,000  $ 10,018,100
   Refunding, Second Series-28A, MBIA Insured, 5.125%, 5/01/24 .................   9,745,000     9,906,767
   Refunding, Second Series-28A, MBIA Insured, 5.125%, 5/01/27 .................  16,575,000    16,800,586
 San Francisco City and County Public Utilities Commission Water Revenue,
   Refunding, Series A, FSA Insured, 5.00%, 11/01/31 ...........................   2,885,000     2,930,035
 San Francisco City and County Sewer Revenue, Refunding, AMBAC Insured,
   6.00%, 10/01/11 .............................................................   2,000,000     2,055,600
 San Francisco Community College District GO, Series A, FGIC Insured,
   5.00%, 6/15/26 ..............................................................   6,000,000     6,122,040
 San Francisco State University Foundation Inc. Auxiliary Organization Revenue
   Housing, MBIA Insured, 5.00%, 9/01/31 .......................................  13,415,000    13,640,238
 San Gabriel USD, COP, Facilities Development Program, Series A, FSA Insured,
   Pre-Refunded, 6.00%, 9/01/15 ................................................   1,000,000     1,144,600
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
   Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ..........................  18,075,000    18,891,629
   Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 ...........................  11,860,000    12,311,985
   senior lien, MBIA Insured, 5.00%, 1/01/33 ...................................  10,035,000    10,114,176
 San Jose Financing Authority Lease Revenue, Civic Center Project,
   Refunding, Series B, AMBAC Insured, 5.00%, 6/01/32 ..........................  17,015,000    17,295,067
   Series B, AMBAC Insured, 5.00%, 6/01/27 .....................................  10,000,000    10,195,000
 San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33  3,500,000     3,677,485
 San Leandro COP, Library and Fire Stations Financing, AMBAC Insured,
   5.75%, 11/01/29 .............................................................   5,000,000     5,511,600
 San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project
   Area-3-A, MBIA Insured,
   5.75%, 10/01/29 .............................................................   5,340,000     5,862,038
   5.80%, 10/01/30 .............................................................   7,800,000     8,609,406
 San Ramon COP, Central Park Expansion Project, FSA Insured, Pre-Refunded,
   7.20%, 2/01/25 ..............................................................   5,110,000     5,694,073
 Sanger PFAR, Utility System Financing, Series A, AMBAC Insured, Pre-Refunded,
   5.70%, 1/01/22 ..............................................................   5,935,000     6,775,633
 Santa Ana COP, Parking Facilities Project, Refunding, Series A, AMBAC Insured,
   6.125%, 6/01/16 .............................................................   3,250,000     3,370,738
 Santa Ana Financing Authority Water Revenue, MBIA Insured, 6.125%, 9/01/24 ....   1,000,000     1,045,320
 Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 .....................   5,555,000     5,669,377
 Santa Clara County Financing Authority Lease Revenue, Refunding, Series A,
   AMBAC Insured, 5.00%, 11/15/22 ..............................................   3,950,000     4,048,829
 Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured,
   6.20%, 9/01/19 ..............................................................     475,000       507,177
 Santa Fe Springs PFA, Water Revenue, Series A, MBIA Insured, 5.90%,
   5/01/21 .....................................................................     900,000       991,503
   5/01/26 .....................................................................   1,190,000     1,302,669
 Santa Margarita/Dana Point Authority Revenue, ID 3, 3A, 4, and 4A, Refunding,
   Series B, MBIA Insured, 5.75%, 8/01/20 ......................................  23,000,000    24,463,490
 Santa Monica Community College District GO, Series B, AMBAC Insured,
   5.75%, 7/01/20 ..............................................................   1,495,000     1,617,530
 Santa Rosa High School District GO,
   FGIC Insured, 5.90%, 5/01/16 ................................................   1,000,000     1,066,570
   Refunding, FSA Insured, 5.75%, 5/01/18 ......................................   1,050,000     1,112,171
 Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 ........   4,000,000     4,105,440
 Santa Rosa Wastewater Service Facilities District Revenue, Refunding and
   Improvement, AMBAC Insured, 6.00%, 7/02/15 ..................................   2,000,000     2,401,120
 Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30   3,455,000     3,741,039
 Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ............................   2,400,000     2,674,392
 South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 .......................   3,155,000     3,238,986
 South Gate PFAR, Tax Allocation, Redevelopment Project No. 1, AMBAC Insured,
   5.875%, 9/01/24 .............................................................   2,500,000     2,598,375

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 South Orange County PFA, Special Tax Revenue, senior lien, Refunding,
  Series A, MBIA Insured,
   6.20%, 9/01/13 .............................................................. $13,500,000  $ 14,178,645
   6.00%, 9/01/18 ..............................................................   3,250,000     3,408,958
 South San Francisco COP, 5.00%, 4/01/29 .......................................   2,000,000     2,005,200
 Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 .   3,005,000     3,085,384
 Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .........   2,000,000     2,169,420
 Stockton COP, Wastewater System Project, Refunding, AMBAC Insured,
   5.75%, 9/01/23 ..............................................................   6,500,000     6,694,480
 Stockton Port District Port Facilities Revenue, Refunding and Improvement,
   Series B, FSA Insured, 5.90%, 7/01/12 .......................................   3,285,000     3,709,882
 Stockton Revenue COP, Wastewater System Project, Refunding, Series A,
   MBIA Insured, 5.00%, 9/01/23 ................................................   6,500,000     6,657,300
 Suisun City RDA, Tax Allocation, Suisun City Redevelopment Project, Refunding,
   MBIA Insured, 5.625%, 10/01/13 ..............................................   4,260,000     4,457,707
 Sunnyvale RDA, Tax Allocation, Central Core Project, Refunding, AMBAC Insured,
   6.50%, 10/01/22 .............................................................   2,785,000     2,800,902
 Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 .................................   3,000,000     3,263,580
 Tahoe-Truckee Joint USD, Series B, FGIC Insured, 5.95%, 9/01/20 ...............   3,620,000     4,034,237
 Tahoe-Truckee USD, GO, ID, No. 2, Series A, FGIC Insured, Pre-Refunded,
   5.75%, 8/01/20 ..............................................................   4,340,000     5,162,473
 Tehachapi Water and Sewer Revenue, Refunding, MBIA Insured, 6.75%, 11/01/20 ...   2,000,000     2,217,380
 Thousand Oaks RDA, Tax Allocation, Thousand Oaks Boulevard Redevelopment,
   Refunding, MBIA Insured, 5.375%, 12/01/25 ...................................   2,390,000     2,506,919
 Tri-City Hospital District Revenue,
   MBIA Insured, 6.00%, 2/01/22 ................................................   2,350,000     2,354,724
   Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ..........................   2,750,000     2,974,208
 Truckee PFA, Lease Revenue, Series A, AMBAC, 6.00%, 11/01/30 ..................   1,990,000     2,251,844
 Turlock Auxiliary Organization Revenue COP, California State University,
   Stanislaus Foundation, MBIA Insured, 5.875%, 6/01/22 ........................   2,000,000     2,202,240
 Turlock PFA, Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 ......................   6,855,000     7,314,079
 Union City CRDA, Tax Allocation Revenue, Community Redevelopment Project,
   AMBAC Insured, 5.75%,
   10/01/22 ....................................................................   6,200,000     6,468,956
   10/01/32 ....................................................................  14,100,000    15,363,642
 University of California Revenue, Multiple Purpose Projects, Series H,
   FGIC Insured, 5.50%, 9/01/28 ................................................   2,500,000     2,667,450
 University Revenues, Multi Purpose, Series K, 5.00%, 9/01/23 ..................   3,160,000     3,216,090
 Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects,
   FSA Insured, 5.00%, 9/01/31 .................................................   5,095,000     5,173,361
 Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured,
   5.875%, 5/01/26 .............................................................  12,500,000    13,653,125
 Vista USD, GO, Series A, FSA Insured, 5.25%, 8/01/25 ..........................   5,000,000     5,241,250
 Washington Township Hospital District Revenue, HealthCare District Revenue,
   5.00%, 7/01/18 ..............................................................   2,000,000     1,980,860
   5.125%, 7/01/23 .............................................................     450,000       446,895
 Washington USD, GO, Yolo County Election of 1999, Series A, FGIC Insured,
   5.375%, 8/01/25 .............................................................   2,045,000     2,163,262
 Waugh School District Special Tax GO, Corona/Ely CFD No.1, AMBAC Insured,
   5.80%, 9/01/26 ..............................................................   5,640,000     6,078,961
 West Basin Municipal Water District Revenue COP, 1992 Project, Refunding,
   Series A, AMBAC Insured, 5.50%, 8/01/17 .....................................   3,370,000     3,658,674
 West Sacramento Financing Authority Revenue, MBIA Insured, Pre-Refunded,
   6.25%, 9/01/16 ..............................................................   4,185,000     4,619,152
 Westlands Water District Revenue COP, MBIA Insured, 5.00%, 9/01/29 ............  11,775,000    12,008,263
 William S. Hart Joint School Financing Authority Special Tax Revenue,
   Community Facilities, Refunding, FSA Insured, 6.60%, 9/01/18 ................   1,285,000     1,458,077
 William S. Hart USD, COP, School Project, MBIA Insured, 6.00%, 9/01/30 ........   7,015,000     7,983,491

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Windsor Joint Powers Financing Authority Wastewater Revenue, Refunding,
   Series A, AMBAC Insured, 6.125%, 12/15/12 ................................... $   750,000 $     827,933
 Woodland Finance Authority Lease Revenue, Refunding and Capital Projects,
   XLCA Insured, 5.00%, 3/01/32 ................................................   6,340,000     6,408,726
 Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue,
   Sweetwater, Series A, MBIA Insured, 5.70%, 9/01/19 ..........................   4,000,000     4,293,840
                                                                                             -------------
 TOTAL BONDS (COST $1,787,012,873) .............................................             1,910,087,069
                                                                                             -------------
 ZERO COUPON BONDS 4.4%
 California HFAR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 ..............   5,000,000     3,451,650
 Corona-Norco USD, GO,
   Series B, FSA Insured, 9/01/23 ..............................................   2,320,000       800,377
   Series B, FSA Insured, 9/01/24 ..............................................   2,620,000       853,020
   Series B, FSA Insured, 3/01/25 ..............................................   1,400,000       442,260
   Series C, FGIC Insured, 90/1/25 .............................................   4,655,000     1,431,785
   Series C, FGIC Insured, 9/01/26 .............................................   6,080,000     1,773,658
 Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
  Refunding, MBIA Insured,
   1/15/17 .....................................................................  20,000,000     9,831,800
   1/15/18 .....................................................................  25,000,000    11,510,750
   1/15/19 .....................................................................   5,970,000     2,573,488
 Fullerton School District GO, Capital Appreciation, Series A,
   FGIC Insured, 8/01/23 .......................................................   3,030,000     1,049,804
 Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
   8/01/25 .....................................................................   5,495,000     1,698,669
   7/01/26 .....................................................................   5,965,000     1,752,457
 Newark USD, GO, Capital Appreciation,
   Series B, FGIC Insured, 8/01/24 .............................................   9,905,000     2,860,465
   Series C, FSA Insured, 8/01/22 ..............................................   2,165,000       735,775
   Series C, FSA Insured, 8/01/23 ..............................................   2,465,000       782,145
   Series C, FSA Insured, 8/01/24 ..............................................   2,560,000       763,750
   Series C, FSA Insured, 8/01/25 ..............................................   2,705,000       759,429
 Patterson Joint USD, GO, Series A, FGIC Insured,
   8/01/22 .....................................................................   1,900,000       699,751
   8/01/23 .....................................................................   1,985,000       687,743
   8/01/24 .....................................................................   2,075,000       678,525
   8/01/25 .....................................................................   2,170,000       670,812
   8/01/26 .....................................................................   2,265,000       663,147
 San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 ..............  28,405,000    10,776,857
 San Gabriel USD GO, Capital Appreciation Bonds, Series A, FSA Insured,
   8/01/26 .....................................................................   3,530,000     1,033,513
   2/01/27 .....................................................................   1,850,000       526,473
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital
   Appreciation, Refunding, Series A, MBIA Insured, 1/15/26 ....................  13,155,000     3,962,418
 San Marino USD, GO, Series A, MBIA Insured, 7/01/25 ...........................   6,080,000     1,887,658
 Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured,
   4/01/24 .....................................................................  14,245,000     4,739,312
 Southern Kern USD, COP, Convertible Capital Appreciation Building Program,
   Series B, FSA Insured, 9/01/26 ..............................................   2,250,000     1,948,770

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                   PRINCIPAL
 FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                    AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 ZERO COUPON BONDS (CONT.)
 Southern Mono Health Care District Revenue, Capital Appreciation Bonds,
  Series A, MBIA Insured,
   8/01/28 ..................................................................... $ 2,340,000  $      606,622
   8/01/29 .....................................................................   2,440,000         598,483
   8/01/30 .....................................................................   2,550,000         591,651
   8/01/31 .....................................................................   2,660,000         583,684
 Union Elementary School District GO, Capital Appreciation,
   Series A, FGIC Insured, 9/01/24 .............................................   2,000,000         651,160
   Series B, FGIC Insured, 9/01/25 .............................................   5,500,000       1,692,845
   Series B, FGIC Insured, 9/01/26 .............................................   5,850,000       1,705,334
 Vista USD, GO, Capital Appreciation, Series A, FSA Insured,
   8/01/26 .....................................................................   7,150,000       2,093,377
   2/01/27 .....................................................................   4,795,000       1,364,561
 Western Placer USD, Financing Corp. COP, Convertible Capital Appreciation,
   zero cpn. to 11/01/05, 5.55% thereafter, 11/01/30 ...........................  11,890,000      10,276,628
                                                                                              --------------
 TOTAL ZERO COUPON BONDS (COST $70,900,950) ....................................                  91,510,606
                                                                                              --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,857,913,823) .............................               2,001,597,675
                                                                                              --------------
 SHORT TERM INVESTMENTS 1.7%
b California Health Facilities Financing Authority Revenue, Sutter Health,
   Series B, AMBAC Insured, Daily VRDN and Put, 1.55%, 7/01/12 .................   5,900,000       5,900,000
b California Statewide CDA, COP, North California Retired Officers, Daily VRDN
 and Put, 1.55%, 6/01/26 .......................................................     200,000         200,000
b Irvine 1915 Act, Special Assessment, AD No. 87-8, Daily VRDN and Put,
   1.55%, 9/02/24 ..............................................................   1,400,000       1,400,000
b Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
   Weekly VRDN and Put, 1.55%, 7/01/35 .........................................   4,900,000       4,900,000
b Metropolitan Water District Southern California Waterworks Revenue, Refunding,
   Series B-1, Daily VRDN and Put, 1.55%, 7/01/35 ..............................   9,700,000       9,700,000
b Orange County Sanitation Districts COP,
   Nos 1-3, 5-7 and 11, Refunding, AMBAC Insured, Daily VRDN and Put,
     1.55%, 8/01/16 ............................................................   1,900,000       1,900,000
   Refunding, Series A, Daily VRDN and Put, 1.55%, 8/01/29 .....................   7,580,000       7,580,000
   Refunding, Series B, Daily VRDN and Put, 1.55%, 8/01/30 .....................   2,290,000       2,290,000
                                                                                              --------------
 TOTAL SHORT TERM INVESTMENTS (COST $33,870,000) ...............................                  33,870,000
                                                                                              --------------
 TOTAL INVESTMENTS (COST $1,891,783,823) 99.0% .................................               2,035,467,675
 OTHER ASSETS, LESS LIABILITIES 1.0% ...........................................                  21,237,414
                                                                                              --------------
 NET ASSETS 100.0% .............................................................              $2,056,705,089
                                                                                              ==============


See glossary of terms on page 55.

a Sufficient assets have been segregated for securities traded on a when-issued or delayed delivery basis.
b Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights



FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND


                                                 SIX MONTHS ENDED                 YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 2002 -----------------------------------------------
                                                    (UNAUDITED)      2002      2001       2000      1999      1998
                                                 -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............   $11.41       $11.25    $10.92     $11.02    $11.24    $10.93
                                                    --------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................      .22          .47       .51        .52       .51       .53
 Net realized and unrealized gains (losses) .......      .22          .17       .34      (.10)     (.21)       .31
                                                    --------------------------------------------------------------
Total from investment operations ..................      .44          .64       .85        .42       .30       .84
                                                    --------------------------------------------------------------
Less distributions from net investment income .....     (.23)        (.48)     (.52)      (.52)     (.52)     (.53)
                                                    --------------------------------------------------------------
Net asset value, end of period ....................   $11.62       $11.41    $11.25     $10.92    $11.02    $11.24
                                                    --------------------------------------------------------------

Total return b ....................................    3.84%        5.80%     7.86%      3.95%     2.63%     7.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................. $384,122     $324,061  $224,156   $186,880  $192,547  $155,664
Ratios to average net assets:
 Expenses .........................................    .67%c         .68%      .60%       .60%      .60%      .52%
 Expenses excluding waiver and payments by affiliate   .67%c         .70%      .72%       .74%      .75%      .78%
 Net investment income ............................   3.85%c        4.13%     4.56%      4.79%     4.50%     4.76%
Portfolio turnover rate ...........................   4.41%        12.05%     8.02%     10.29%     5.48%     9.58%



a Based on average shares outstanding effective year ended June 30, 1999.
b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.9%
 BONDS 92.8%
 ABAG Finance Authority for Nonprofit Corps. COP,
   5.75%, 8/01/03 ..............................................................  $   155,000  $   158,971
   Easter Seal Society for the Redwood Coast, California Mortgage Insured,
     5.50%, 6/01/03 ............................................................       80,000       81,410
   Partner North County Health Project, 5.50%, 3/01/06 .........................      630,000      670,175
   Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/15 ......    3,000,000    3,155,760
 ABAG Finance Corp. COP, ABAG XXVI, Series B, 6.40%, 10/01/03 ..................      100,000      103,578
 ABAG Revenue, Refunding, Series A-E,
   5.00%, 9/15/06 ..............................................................      610,000      625,671
   5.05%, 9/15/07 ..............................................................      620,000      635,618
   5.40%, 9/15/14 ..............................................................    2,455,000    2,508,249
 ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A,
   FSA Insured, 5.00%, 10/01/10 ................................................    3,035,000    3,403,722
 Alameda County COP, Series 1994,
   5.80%, 4/01/03 ..............................................................      420,000      424,620
   5.90%, 4/01/04 ..............................................................      440,000      463,778
 Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured,
   4.375%, 8/01/14 .............................................................    1,330,000    1,380,128
   4.50%, 8/01/16 ..............................................................    1,705,000    1,753,814
 Antelope Valley UHSD, GO, Series A, MBIA Insured,
   4.50%, 8/01/13 ..............................................................    1,230,000    1,320,971
   4.625%, 8/01/14 .............................................................    1,250,000    1,333,438
 Antioch PFA, Reassessment Revenue, sub. lien, Series B,
   5.00%, 9/02/03 ..............................................................    1,800,000    1,825,956
   5.20%, 9/02/05 ..............................................................    1,985,000    2,062,812
   5.40%, 9/02/07 ..............................................................    1,105,000    1,160,482
 Auburn COP, Civic Center Project, Refunding,
   5.70%, 9/01/03 ..............................................................       80,000       82,269
   5.75%, 9/01/04 ..............................................................       80,000       83,756
 Bakersfield Central District Revenue RDA, Tax Allocation, Downtown Bakersfield
   Redevelopment, ETM,
   6.20%, 4/01/03 ..............................................................      330,000      333,911
 Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP 94-1,
   5.30%, 9/02/08 ..............................................................      990,000    1,021,086
   5.35%, 9/02/09 ..............................................................      765,000      788,784
   5.40%, 9/02/10 ..............................................................      990,000    1,020,502
   5.45%, 9/02/11 ..............................................................      990,000    1,020,433
   5.50%, 9/02/12 ..............................................................      985,000    1,015,082
 Burbank Electric Revenue, MBIA Insured, 4.00%, 6/01/12 ........................    1,000,000    1,039,740
 Burbank USD, GO, Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 .....    2,500,000    2,600,850
 Burbank Water and Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ..............    1,000,000    1,050,980
 Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ........    5,045,000    5,058,167
 California Educational Facilities Authority Revenue,
   Pooled College and University Financing, Refunding, Series B, 5.90%, 6/01/03     1,105,000    1,126,017
   Pooled College and University Projects, Series B, 6.125%, 4/01/13 ...........    1,000,000    1,109,240
   Stanford University, Refunding, Series R, 4.00%, 11/01/11 ...................    1,000,000    1,053,150
 California Health Facilities Authority Revenue, Kaiser Permanente Medical,
   5.45%, 10/01/13 .............................................................    1,000,000    1,003,190
 California Health Facilities Financing Authority Revenue,
   Kaiser Permanente, Series B, 5.25%, 10/01/13 ................................    5,000,000    5,244,200
   Kaiser Permanente, Series B, 5.25%, 10/01/14 ................................    2,000,000    2,085,300

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 California Health Facilities Financing Authority Revenue, (cont.)
   Kaiser Permanente, Series B, 5.25%, 10/01/16 ................................  $ 3,850,000  $ 3,963,075
   Paradise Valley Estates, 3.875%, 1/01/09 ....................................    1,555,000    1,582,026
   Paradise Valley Estates, 4.125%, 1/01/10 ....................................    1,000,000    1,016,700
   Paradise Valley Estates, 5.00%, 1/01/11 .....................................    1,480,000    1,566,832
   Paradise Valley Estates, 4.375%, 1/01/12 ....................................    1,000,000    1,009,250
   Paradise Valley Estates, 5.00%, 1/01/13 .....................................    1,815,000    1,909,725
   San Diego Hospital Association, Series B, MBIA Insured, 5.60%, 8/01/03 ......      100,000      102,263
   Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 ...........    3,750,000    4,176,488
   The Episcopal Home, 4.625%, 2/01/12 .........................................    1,350,000    1,403,190
   The Episcopal Home, 4.75%, 2/01/13 ..........................................    1,200,000    1,253,928
 California HFAR, SFM Purchase, Class III, Series A-1, MBIA Insured,
   5.70%, 8/01/11 ..............................................................    1,440,000    1,528,690
 California State Department of Water Resources Central Valley Project Revenue,
   Water System, Refunding, Series S, 5.00%, 12/01/19 ..........................    4,000,000    4,144,440
 California State Department of Water Resources Power Supply Revenue, Series A,
   5.50%, 5/01/12 ..............................................................    2,000,000    2,223,140
   5.125%, 5/01/18 .............................................................    2,500,000    2,596,300
 California State Department Water Resources Water Revenue, Central Valley
   Project, Series Z, FGIC Insured,
   3.50%, 12/01/12 .............................................................    5,000,000    4,999,900
   4.00%, 12/01/13 .............................................................    5,000,000    5,144,200
 California State GO,
   5.00%, 2/01/13 ..............................................................    2,250,000    2,393,258
   5.25%, 6/01/16 ..............................................................    2,000,000    2,092,300
   Refunding, 5.00%, 12/01/05 ..................................................    7,000,000    7,568,610
   Refunding, 5.00%, 11/01/12 ..................................................    2,000,000    2,144,220
   Refunding, MBIA Insured, 5.00%, 2/01/18 .....................................    1,175,000    1,224,867
   Veterans, Series B, 5.00%, 12/01/12 .........................................    2,000,000    2,051,680
   Veterans, Series B, 5.25%, 12/01/15 .........................................    2,310,000    2,371,331
   Veterans, Series B, 5.375%, 12/01/16 ........................................      605,000      613,567
 California State Public Works Board Lease Revenue,
   Department of Corrections, Coalinga State Prison, Series B, MBIA Insured,
     5.50%, 12/01/08 ...........................................................    1,000,000    1,055,920
   Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ......    1,325,000    1,343,232
   Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 .....    1,555,000    1,718,088
 California Statewide CDA, COP,
   California Lutheran Homes, ETM, 5.375%, 11/15/06 ............................    1,000,000    1,131,460
   Kaiser Permanente, 5.30%, 12/01/15 ..........................................    2,000,000    2,080,060
   St. Joseph Health System Obligation Group, 5.25%, 7/01/11 ...................    1,005,000    1,078,526
   St. Joseph Health System, Refunding, 5.00%, 7/01/12 .........................    2,180,000    2,292,008
 California Statewide CDA Revenue, Mission Community, California Mortgage Insured,
   4.40%, 11/01/10 .............................................................    1,100,000    1,153,339
   4.50%, 11/01/11 .............................................................    1,145,000    1,197,533
 California Statewide Communities Development Corp. COP, Pacific Homes,
  Series A, Pre-Refunded,
   5.50%, 4/01/04 ..............................................................      585,000      602,784
 Central Joint Powers Health Financing Authority COP, Community Hospitals of
  Central California,
   5.125%, 2/01/13 .............................................................    1,375,000    1,426,961
   5.25%, 2/01/14 ..............................................................    1,435,000    1,486,258
   5.75%, 2/01/16 ..............................................................    1,585,000    1,664,868

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice
   General Project, Refunding, MBIA Insured, 5.00%, 7/01/17 ....................  $ 2,000,000  $ 2,098,600
 Cerritos Community College District, Certificate Participation, AMBAC Insured,
   4.00%, 9/01/13 ..............................................................    1,000,000    1,014,590
 Cerritos PFAR, Tax Allocation, Redevelopment Project, Series A, AMBAC Insured,
   3.00%, 11/01/11 .............................................................    2,585,000    2,493,026
 Chaffey Community College District COP, 5.10%, 9/01/13 ........................    1,860,000    2,165,059
 Clovis COP, Water System Improvement Project, AMBAC Insured, 5.90%, 3/01/03 ...      100,000      100,726
 Clovis MFR, Refunding, FNMA Insured, 5.10%, 11/01/30 ..........................    4,105,000    4,422,563
 Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 .....................    1,000,000    1,041,040
 Coastside County Water District 1915 Act GO, Crystal Springs Project, Refunding,
   5.10%, 9/02/03 ..............................................................      515,000      522,586
   5.20%, 9/02/04 ..............................................................    1,045,000    1,074,814
   5.40%, 9/02/06 ..............................................................      615,000      625,640
 Colma 1915 Act Special Assessment, Local ID No. 1, Refunding,
   5.20%, 9/02/03 ..............................................................      515,000      522,921
   5.30%, 9/02/04 ..............................................................      545,000      556,549
   5.40%, 9/02/05 ..............................................................      570,000      582,523
 Colton PFAR, Electric Generation Facility Project, AMBAC Insured,
   4.50%, 4/01/17 ..............................................................    1,860,000    1,902,241
   4.50%, 4/01/18 ..............................................................    1,945,000    1,974,272
   4.75%, 4/01/19 ..............................................................    2,030,000    2,083,328
 Commerce Joint Powers Financing Authority Water Facilities Lease Revenue,
  Refunding, Series A,
   5.625%, 10/01/03 ............................................................      360,000      370,714
   5.75%, 10/01/04 .............................................................      470,000      500,743
 Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
   5.00%, 9/01/08 ..............................................................    4,340,000    4,776,213
   5.50%, 9/01/15 ..............................................................    1,180,000    1,253,278
 Compton Sewer Revenue, ETM, 6.00%, 7/01/03 ....................................      155,000      158,633
 Concord RDA, Tax Allocation, Central Concord Redevelopment Project, Refunding,
   Sub Series A, 5.625%, 7/01/03 ...............................................      655,000      668,971
 Contra Costa Community College District GO, Election 2002, FGIC Insured,
   4.75%, 8/01/18 ..............................................................    2,450,000    2,535,677
 Contra Costa County MFHR, Byron Park Project, Series C, GNMA Secured,
   6.00%, 7/20/03 ..............................................................      120,000      122,188
 Contra Costa County Public Financing Lease Revenue, Refunding, Series B,
   MBIA Insured, 4.00%, 6/01/13 ................................................    1,065,000    1,094,415
 Corona PFA, Lease Revenue, City Hall Project, Series B, MBIA Insured,
   3.75%, 9/01/13 ..............................................................    1,000,000    1,007,960
   4.00%, 9/01/14 ..............................................................    1,210,000    1,224,472
 Danville Financing Authority Revenue, Sycamore Valley,
  Reassessment District No. 93-2,
   5.70%, 9/02/03 ..............................................................      190,000      195,219
   5.80%, 9/02/04 ..............................................................      805,000      834,294
 Duarte RDA, Tax Allocation, Merged Redevelopment Project Area, Refunding,
   5.125%, 10/01/16 ............................................................    4,930,000    5,261,789
 Eden Township Hospital District Health Facilities Revenue COP, Eden Hospital
   Health Services Corp., Refunding, 5.75%, 7/01/12 ............................    1,195,000    1,236,956
 Fairfax School District GO, Election of 2000, Series A, FGIC Insured,
   5.00%, 11/01/17 .............................................................      915,000    1,005,731
 Fairfield-Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured,
   5.00%, 5/01/12 ..............................................................      600,000      664,344
 Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured,
   5.00%, 10/01/17 .............................................................    1,275,000    1,368,037
 Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured,
   5.00%, 1/15/16 ..............................................................    1,000,000    1,065,110
 Fremont UHSD, Santa Clara County GO, Series C, FSA Insured, 4.25%, 9/01/13 ....    1,310,000    1,373,417
 Fresno Joint Powers Financing Authority Local Agency Revenue, Refunding,
   Series A, 6.20%, 9/02/03 ....................................................      500,000      515,530

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Galt Capital Improvements Authority Lease Revenue, Culture and Recreation
   Improvement Project, 5.00%, 4/01/12 .........................................  $ 2,390,000  $ 2,505,533
 Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding,
   5.40%, 9/01/12 ..............................................................    1,955,000    2,069,602
 Garden Grove GO, CDA, Tax Allocation, Garden Grove Community Project, Refunding,
   5.40%, 10/01/04 .............................................................    1,425,000    1,493,144
 Glendale Parking Facilities Joint Powers Authority Revenue, Series A,
   5.30%, 3/01/03 ..............................................................      125,000      125,723
 Goleta Water District Revenue COP, Goleta Reclamation Project, Refunding,
   FGIC Insured, 5.50%, 12/01/08 ...............................................      750,000      790,883
 Hayward RDA, Tax Allocation, Downtown Hayward Redevelopment Project, Refunding,
   5.70%, 3/01/14 ..............................................................    1,500,000    1,570,080
 Health Facilities Financing Authority Revenue, Paradise Valley Estates,
   5.00%, 1/01/14 ..............................................................    1,635,000    1,700,171
 Hesperia PFAR, Series A, 5.80%, 10/01/03 ......................................      925,000      954,406
 Hi Desert Memorial Health Care District Revenue, Refunding,
   5.10%, 10/01/06 .............................................................      615,000      610,006
   5.125%, 10/01/07 ............................................................      650,000      640,166
 Hollister RDA, Tax Allocation, Community Development Project, Series 1994,
   5.35%, 10/01/03 .............................................................      525,000      533,400
   5.45%, 10/01/04 .............................................................      550,000      567,908
   5.55%, 10/01/05 .............................................................      585,000      604,112
 Huntington Beach City School District GO, Series A, FGIC Insured, 5.00%, 8/01/18   1,245,000    1,317,758
 Huntington Beach PFAR, Lease Capital Improvement Refinancing Project,
  Series B, AMBAC Insured,
   4.00%, 8/01/13 ..............................................................    1,500,000    1,545,660
   4.125%, 8/01/14 .............................................................    2,140,000    2,190,654
   4.25%, 8/01/15 ..............................................................    2,080,000    2,124,408
 Imperial County Local Transportation Authority Sales Tax Revenue, Series 1993, 5.50%,
   5/01/04 .....................................................................      490,000      496,130
   5/01/05 .....................................................................      515,000      521,443
 Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement
  Financing Project, Series B,
 FSA Insured, ETM, 6.25%, 8/01/11 ..............................................    1,000,000    1,191,070
 Irvine 1915 Act Special Assessment, AD, No. 00-18 Group 2,
   4.375%, 9/02/10 .............................................................      885,000      892,700
   4.70%, 9/02/12 ..............................................................    1,475,000    1,479,455
   4.80%, 9/02/13 ..............................................................    1,175,000    1,179,442
   5.125%, 9/02/17 .............................................................    1,705,000    1,693,611
 Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E,
   5.125%, 1/01/18 .............................................................    1,735,000    1,823,277
 La Palma Community Development Commission Tax Allocation, La Palma Community
  Development Project No. 1, Refunding,
   5.60%, 6/01/03 ..............................................................      145,000      147,435
   5.70%, 6/01/04 ..............................................................      150,000      154,449
   5.80%, 6/01/05 ..............................................................      160,000      165,202
 La Quinta RDA, Tax Allocation, Redevelopment Project Areas No. 1 and 2,
   MBIA Insured, 5.40%, 9/01/07 ................................................      560,000      619,562
 Lake Elsinore PFA, Tax Allocation Revenue,
   Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 .    1,500,000    1,566,015
   Series A, 5.00%, 9/01/09 ....................................................    2,005,000    2,163,515
 Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ...    1,000,000    1,104,500
 Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14    2,000,000    2,172,440
 Lancaster RDA, Tax Allocation,
   Central Business District Redevelopment, Refunding, 5.60%, 8/01/03 ..........       45,000       46,032
   Central Business District Redevelopment, Refunding, 5.70%, 8/01/04 ..........       45,000       46,031
   Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 ..........       50,000       51,140

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Lancaster RDA, Tax Allocation, (cont.)
   Fox Field Redevelopment Project Area, Refunding, 5.60%, 8/01/03 .............  $    65,000  $    66,491
   Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/04 .............       70,000       71,603
   Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 .............       75,000       76,709
 Las Virgenes USD, GO, Series D, FGIC Insured, 3.30%, 9/01/13 ..................    1,415,000    1,371,574
 Lemon Grove CDA, Tax Allocation, 1998 Refunding,
   5.00%, 8/01/06 ..............................................................      725,000      776,258
   5.10%, 8/01/07 ..............................................................      205,000      223,616
   5.20%, 8/01/08 ..............................................................      215,000      235,051
 Los Angeles County MTA Sales Tax Revenue, First Tier Proposition A, Refunding,
   Series A, FSA Insured, 5.00%, 7/01/15 .......................................    5,345,000    5,704,825
 Los Angeles GO, Series A, MBIA Insured, 4.25%, 9/01/16 ........................    2,310,000    2,357,979
 Los Angeles USD, GO, Refunding, MBIA Insured, 5.25%, 7/01/13 ..................    3,500,000    3,984,260
 Los Angeles Wastewater System Revenue, Series A, FGIC Insured, 5.00%, 6/01/14 .    1,075,000    1,154,389
 Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ................      565,000      615,771
 Madera COP, Madera Community Hospital, Refunding, 5.10%, 3/01/03 ..............      515,000      517,982
 Mammoth Lakes COP, Refunding,
   5.70%, 6/01/10 ..............................................................      850,000      876,223
   5.75%, 6/01/11 ..............................................................      250,000      257,628
 Merced Irrigation District COP, Water Facilities Project, ETM, 6.125%, 11/01/03      540,000      561,838
 Metropolitan Water District Southern California GO, Waterworks, Refunding,
   3.75%, 3/01/14 ..............................................................    2,515,000    2,503,557
   4.00%, 3/01/15 ..............................................................    2,560,000    2,569,651
   Series B, 4.125%, 3/01/13 ...................................................    1,000,000    1,036,770
   Series B, 4.25%, 3/01/14 ....................................................    1,000,000    1,031,250
   Series B, 4.30%, 3/01/15 ....................................................    1,000,000    1,024,150
 Mid-Peninsula Regional Open Space District COP, Special District Association
   Finance Corp., Series 1993, 5.20%, 9/01/03 ..................................      530,000      543,663
 Morgan Hill USD, GO, FGIC Insured, 4.25%, 8/01/14 .............................    1,585,000    1,635,308
 Mount Diablo Hospital District Revenue, Series A, AMBAC Insured, ETM,
   5.10%, 12/01/03 .............................................................      100,000      103,582
 M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I,
   MBIA Insured,
   4.25%, 7/01/11 ..............................................................    5,055,000    5,396,314
   5.00%, 7/01/18 ..............................................................    1,000,000    1,052,960
 Murrieta COP, Road Improvement Project, 6.00%,
   4/01/07 .....................................................................      235,000      264,742
   4/01/08 .....................................................................      245,000      274,373
 Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ..................    1,040,000    1,088,516
 Newport Mesa USD, GO, MBIA Insured, 4.00%, 8/01/12 ............................    1,000,000    1,040,180
 North City West School Facilities Financing Authority Special Tax,
   Refunding, Series B, FSA Insured, 5.625%, 9/01/08 ...........................      500,000      567,110
 Ontario Redevelopment Financing Authority Local Agency Revenue, Community
   Facility, AD No.1, senior lien, Series A, FSA Insured, 5.60%, 9/02/03 .......      850,000      874,956
 Orange County CFD No. 86-2, Special Tax, Rancho Santa Margarita, Refunding,
   Series A, 5.375%, 8/15/12 ...................................................    1,500,000    1,540,575
 Orange County Development Agency Tax Allocation, Santa Ana Heights Area Project,
   Refunding, 5.90%, 9/01/04 ...................................................      800,000      838,064
 Orange County Local Transportation Authority Sales Tax Revenue, First Senior
   Measure M, 6.00%, 2/15/06 ...................................................      500,000      562,385
 Orange County MFHR, Villa Santiago Rehabilitation Project, FNMA Insured,
   5.60%, 10/01/27 .............................................................      485,000      494,700
 Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 ............    1,500,000    1,763,370

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Oroville Hospital Revenue, Oroville Hospital, Series A, CHFCLP Insured,
   5.125%, 12/01/12 ............................................................  $ 1,435,000 $  1,516,551
 Palm Desert Financing Authority Lease Revenue, Blythe County Administrative
   Project, 6.375%, 8/01/11 ....................................................      855,000      934,404
 Palm Desert Financing Authority Tax Allocation Revenue, MBIA Insured,
   4.75%, 8/01/18 ..............................................................    1,050,000    1,092,683
 Paramount RDA, Tax Allocation, Redevelopment Project Area No. 1, Refunding,
   6.05%, 8/01/05 ..............................................................    1,515,000    1,584,145
 Pleasant Hill RDA, RMR, Refunding, 5.40%, 2/01/05 .............................      195,000      203,576
 Pomona RDA, Tax Allocation, Mountain Meadows Redevelopment Project, Refunding,
   Series X, 5.35%, 12/01/16 ...................................................    1,000,000    1,065,750
 Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ..    2,500,000    2,842,875
 Rialto RDA, Tax Allocation, Industrial Redevelopment, Sub Areas A and B,
   Series A, ETM, 5.50%, 9/01/03 ...............................................      280,000      287,893
 Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment
   Projects, Refunding, Series B, ETM, 5.35%, 5/15/13 ..........................    2,000,000    2,289,120
 Riverside County Asset Leasing Corp. Leasehold Revenue, Riverside County
   Hospital Project, Series A, 6.00%, 6/01/04 ..................................      200,000      207,364
 Riverside County Housing Authority MFHR, Brandon Place Apartments, Series B,
   FNMA Insured, 5.625%, 7/01/29 ...............................................      995,000    1,110,619
 Riverside USD, GO, Election, Series A, FGIC Insured,
   4.00%, 2/01/13 ..............................................................    1,000,000    1,029,250
   4.50%, 2/01/18 ..............................................................    1,500,000    1,524,270
 Sacramento City Financing Authority Revenue, City Hall and Redevelopment
   Projects, Series A, FSA Insured, 4.00%, 12/01/10 ............................    2,910,000    3,092,253
 Sacramento MUD, Electric Revenue, Series E, 5.25%, 5/15/03 ....................    1,000,000    1,014,750
 San Bernardino County COP, Medical Center Financing Project, Refunding,
   6.00%, 8/01/09 ..............................................................    2,000,000    2,252,380
 San Clemente 1915 Act, AD No. 8, Refunding,
   5.10%, 9/02/03 ..............................................................      435,000      442,121
   5.20%, 9/02/04 ..............................................................      460,000      474,623
 San Diego Mortgage Revenue, Mariners Cove, Refunding, Series B-1, 5.125%, 9/01/03     70,000       71,410
 San Diego USD, GO, Election 1998, Series D, FGIC Insured, 4.25%, 7/01/16 ......    1,500,000    1,517,520
 San Francisco City and County, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12   3,650,000    3,959,557
 San Gorgonio Memorial Health Care District Health Facility Revenue, Pre-Refunded,
   6.375%, 6/01/08 .............................................................      750,000      804,915
 San Joaquin County COP, General Hospital Project,
   ETM, 5.90%, 9/01/03 .........................................................      400,000      412,448
   Refunding, MBIA Insured, 5.00%, 9/01/17 .....................................    1,000,000    1,056,530
 San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured,
   4.95%, 4/01/12 ..............................................................    4,935,000    5,210,718
 San Marcos Public Facilities Authority Revenue,
   Senior Tax Increment Project Area-3-A, MBIA Insured, 4.50%, 10/01/04 ........      495,000      522,972
   Senior Tax Increment Project Area-3-A, MBIA Insured, 5.30%, 10/01/11 ........      350,000      403,309
   Tax Increment Project Area-3-A, MBIA Insured, 4.40%, 10/01/03 ...............      405,000      414,858
   Tax Increment Project Area-3-A, MBIA Insured, 4.70%, 10/01/05 ...............      595,000      647,515
   Tax Increment Project Area-3-A, MBIA Insured, 5.10%, 10/01/09 ...............      515,000      588,933
 San Ramon COP, Capital Improvements Project,
   5.40%, 3/01/03 ..............................................................       95,000       95,594
   5.50%, 3/01/04 ..............................................................      100,000      102,649
   5.60%, 3/01/05 ..............................................................      105,000      107,772
 Santa Barbara RDA, Tax Allocation, Central City Redevelopment Project,
   6.00%, 3/01/03 ..............................................................      985,000      991,678
 Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1,
   5.25%, 9/02/11 ..............................................................    1,720,000    1,784,053
 Santa Clara County Financing Authority Lease Revenue, Multiple Facilities
   Projects, Refunding, Series A, AMBAC Insured, 4.50%, 5/15/12 ................    2,900,000    3,064,546

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
   4.00%, 5/01/12 ..............................................................    $ 525,000    $ 545,701
   4.25%, 5/01/14 ..............................................................      840,000      870,559
   4.25%, 5/01/15 ..............................................................      875,000      896,070
   4.25%, 11/01/15 .............................................................      670,000      686,636
 Sebastopol COP,
   5.70%, 6/01/05 ..............................................................      240,000      258,110
   Refunding, Series 1994, 5.50%, 6/01/03 ......................................      200,000      203,484
   Refunding, Series 1994, 5.60%, 6/01/04 ......................................      215,000      226,571
 Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional
   Facility Project, Series A, 5.50%, 1/01/06 ..................................    1,230,000    1,328,166
 South County Regional Wastewater Authority Revenue, Regional Wastewater
   Facilities Project, Refunding, FSA Insured, 3.25%, 8/01/11 ..................    1,000,000      994,060
 South Gate PFA, Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
   XLCA Insured, 5.00%, 9/01/16 ................................................    2,000,000    2,136,620
   Water Revenue, Refunding, Series A, FGIC Insured, 5.35%, 10/01/07 ...........      995,000    1,140,031
   Water Revenue, Refunding, Series A, FGIC Insured, 5.45%, 10/01/08 ...........    1,040,000    1,202,958
 South Gate PFAR, Tax Allocation, Redevelopment Project No. 1, Refunding,
   6.10%, 9/01/03 ..............................................................      925,000      938,477
 South San Francisco Capital Improvements Financing Authority Revenue, South
   San Francisco Conference Center, Refunding,
   5.80%, 9/01/03 ..............................................................      205,000      210,877
   5.90%, 9/01/04 ..............................................................      215,000      225,303
 Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding,
   Series A, 5.35%, 12/01/09 ...................................................      385,000      409,990
 Stockton Port District Port Facilities Revenue, Refunding and Improvement,
   Series A, FSA Insured, 5.75%, 7/01/11 .......................................    1,295,000    1,473,140
 Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ....    1,675,000    1,747,142
 Sunline Transport Agency COP, Transport Finance Corp., Series B,
   5.50%, 7/01/03 ..............................................................      450,000      459,549
   5.75%, 7/01/06 ..............................................................      445,000      462,738
 Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 .............................    1,000,000    1,052,820
 Tahoe City PUD, COP, Capital Facilities Project, Series B, 6.30%, 6/01/04 .....      545,000      581,564
 Temecula Valley USD, Series E, FSA Insured, 5.65%, 9/01/07 ....................      370,000      412,243
 Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
   Asset Back Bonds, Series B,
   4.25%, 6/01/09 ..............................................................      880,000      879,481
   4.375%, 6/01/10 .............................................................    1,665,000    1,654,028
   4.50%, 6/01/11 ..............................................................    1,540,000    1,528,250
   4.60%, 6/01/12 ..............................................................    1,760,000    1,745,357
   4.70%, 6/01/13 ..............................................................    1,500,000    1,474,515
   4.80%, 6/01/14 ..............................................................      725,000      710,014
 Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A,
   5.10%, 6/01/12 ..............................................................    1,000,000    1,062,890
 Trinity County PUD, COP, Electric District Facilities, Refunding, Series 1993,
   6.00%, 4/01/03 ..............................................................      380,000      384,093
 University of California Revenues,
   Multiple Purpose Projects N, FGIC Insured, 4.00%, 9/01/12 ...................    1,380,000    1,431,074
   Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 ................    3,645,000    3,894,901
 Virgin Islands PFAR, senior lien,
   Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 .......................    4,150,000    4,405,599
   Refunding, Series A, 5.30%, 10/01/11 ........................................    1,000,000    1,061,790

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                    PRINCIPAL
 FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                           AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
   5.00%, 7/01/03 ..............................................................  $   990,000 $  1,005,216
   4.875%, 7/01/06 .............................................................    2,000,000    2,129,380
   5.00%, 7/01/09 ..............................................................    2,000,000    2,121,460
 Watsonville RDA, GO, Tax Allocation, Watsonville Redevelopment Project,
   Series 1993, 6.10%, 8/01/03 .................................................      540,000      541,804
 Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
   6/01/11 .....................................................................    1,060,000    1,114,113
   6/01/12 .....................................................................    2,225,000    2,325,058
   6/01/13 .....................................................................    2,335,000    2,419,247
                                                                                              ------------
 TOTAL BONDS (COST $341,010,091) ...............................................               356,519,115
                                                                                              ------------
 ZERO COUPON BONDS 5.1%
 Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
   08/01/15 ....................................................................    4,600,000    2,629,268
   08/01/16 ....................................................................    4,670,000    2,519,418
 Conejo Valley USD, GO, Election 1998, Series C, FSA Insured, 8/01/17 ..........    2,500,000    1,270,550
 Montebello USD, GO, Capital Appreciation, FGIC Insured,
   08/01/18 ....................................................................    1,455,000      695,243
   08/01/19 ....................................................................    1,480,000      663,602
 San Francisco City and County Redevelopment Financing Authority Tax Allocation,
   Redevelopment Projects, Series A, 8/01/17 ...................................    3,825,000    1,773,882
 San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
   Refunding, Series A, 1/15/16 ................................................    3,000,000    2,252,760
 Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, 8/01/14 ..........    3,125,000    1,899,420
 Western Placer USD, Financing Corp. COP, Convertible Capital Appreciation,
   zero cpn. to 11/01/05, 5.35% thereafter, 11/01/18 ...........................    6,655,000    5,820,330
                                                                                              ------------
 TOTAL ZERO COUPON BONDS (COST $19,006,037) ....................................                19,524,473
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $360,016,128) ...............................               376,043,588
                                                                                              ------------
 SHORT TERM INVESTMENTS .5% (COST $1,800,000)
aOrange County Sanitation districts COP, Refunding, Series A, Daily VRDN and
   Put, 1.55%, 8/01/29 .........................................................   1,800,000     1,800,000
                                                                                              ------------
 TOTAL INVESTMENTS (COST $361,816,128) 98.4% ...................................               377,843,588
 OTHER ASSETS, LESS LIABILITIES 1.6% ...........................................                 6,278,199
                                                                                              ------------
 NET ASSETS 100.0% .............................................................              $384,121,787
                                                                                              ============



See glossary of terms on page 55.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Highlights


FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                   SIX MONTHS ENDED              YEAR ENDED JUNE 30,
                                                  DECEMBER 31, 2002 -------------------------------------------
                                                     (UNAUDITED)    2002      2001      2000     1999      1998
                                                  -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............       $1.00      $1.00     $1.00     $1.00    $1.00     $1.00
                                                  -------------------------------------------------------------
Income from investment operations -
 net investment income ..........................          --b       .01      .03       .03       .02       .03
Less distributions from net investment income ...          --b      (.01)    (.03)     (.03)     (.02)     (.03)
                                                  =============================================================
Net asset value, end of period ..................       $1.00      $1.00     $1.00     $1.00    $1.00     $1.00
                                                  =============================================================

Total return a ..................................        .41%      1.21%     2.76%     2.64%    2.39%     2.85%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............    $714,555   $679,788  $711,789  $696,803 $706,877  $656,725
Ratios to average net assets:
 Expenses .......................................       .57%c       .56%      .56%      .56%     .59%      .60%
 Net investment income ..........................       .82%c      1.20%     2.72%     2.61%    2.36%     2.82%






a Total return is not annualized for periods less than one year.
b Includes net investment income and distributions from net investment income in the amount of $.004.
c Annualized.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED)



                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.6%
aAlvord USD, Financing Corp., COP, Refinancing Project, Weekly VRDN and Put,
   1.45%, 9/01/19 ..............................................................  $ 2,400,000 $  2,400,000
aAnaheim COP,
   Police Facilities Refinancing Project, AMBAC Insured, Weekly VRDN and Put,
     1.35%, 8/01/08 ............................................................    3,550,000    3,550,000
   Refunding, Weekly VRDN and Put, 1.35%, 8/01/19 ..............................   16,700,000   16,700,000
aBig Bear Lake Industrial Revenue, Southwest Gas Corp. Project, Series A,
   Weekly VRDN and Put, 1.50%, 12/01/28 ........................................    2,700,000    2,700,000
aButte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN
   and Put, 1.65%, 12/01/10 ....................................................    1,922,000    1,922,000
 California Communities Clearing Finance Authority TRAN, 3.00%, 6/30/03 ........    4,000,000    4,025,596
aCalifornia Health Facilities Financing Authority Revenue,
   Catholic Healthcare West, MBIA Insured, Weekly VRDN and Put, 1.55%, 7/01/16 .    5,000,000    5,000,000
   Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put,
     1.45%, 10/01/10 ...........................................................    3,000,000    3,000,000
   Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 1.49%, 10/01/22     5,000,000    5,000,000
 California School Cash Reserve Program Authority Revenue, Series A,
   AMBAC Insured, 3.00%, 7/03/03 ...............................................   30,000,000   30,196,738
aCalifornia School Facilities Financing Corp. COP, Capital Improvement Financing
   Projects, Refunding, Series C, Weekly VRDN and Put, 1.40%, 7/01/22 ..........    2,180,000    2,180,000
 California State Department Water Resources Power Supply Revenue, Various,
   Series B-6, 1.80%, 1/16/03 ..................................................   40,000,000   40,000,000
aCalifornia State Economic Development Financing Authority Revenue,
   Calco Project, Weekly VRDN and Put, 1.65%, 4/01/27 ..........................    1,700,000    1,700,000
   KQED Inc. Project, Refunding, Weekly VRDN and Put, 1.40%, 4/01/20 ...........    1,260,000    1,260,000
 California State RAN, 2.50%, 6/20/03 ..........................................   22,500,000   22,596,322
 California Statewide CDA,
   aCOP, MBIA Insured, Daily VRDN and Put, 1.43%, 4/01/28 ......................    1,300,000    1,300,000
   aMFHR, Ivy Hills Apartment Project, Series I, Weekly VRDN and Put,
     1.55%, 2/01/33 ............................................................    3,894,000    3,894,000
   TRAN, 3.00%, 6/30/03 ........................................................    8,000,000    8,050,400
aCarlsbad USD, COP,
   School Facility Bridge Funding Program, FSA Insured, Weekly VRDN and Put,
     1.50%, 9/01/14 ............................................................      600,000      600,000
   Variable School Facility Bridge Funding, Weekly VRDN and Put, 1.55%, 9/01/14     4,500,000    4,500,000
   Variable School Facility Bridge Funding, Weekly VRDN and Put, 1.55%, 9/01/24     5,500,000    5,500,000
aChico MFMR, Webb Homes Project, Weekly VRDN and Put, .87%, 1/01/10 ............    1,820,000    1,820,000
aChino Basin Regional Financing Authority Revenue, Inland Empire Utilities,
   Series A, AMBAC Insured, Weekly VRDN and Put, 1.35%, 6/01/32 ................    5,600,000    5,600,000
aDublin Housing Authority MFHR, Park Sierra Housing, Series A, Weekly VRDN and
   Put, 1.50%, 6/01/28 .........................................................    1,100,000    1,100,000
aElsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly
   VRDN and Put, 1.50%, 7/01/29 ................................................   11,600,000   11,600,000
aFremont PFA, COP, Weekly VRDN and Put, 1.45%, 8/01/30 .........................    6,300,000    6,300,000
aGrant Joint UHSD, COP, School Facilities Bridge Funding Program, FSA Insured,
   Weekly VRDN and Put, 1.55%, 9/01/34 .........................................    4,900,000    4,900,000
aHillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly
   VRDN and Put, 1.50%, 6/01/30 ................................................    4,500,000    4,500,000
aIrvine 1915 Act, Special Assessment, AD No. 00-18, Series A, Daily VRDN and
   Put, 1.55%, 9/02/26 .........................................................    1,500,000    1,500,000
aIrvine Ranch Water District GO, Refunding, Series B, Daily VRDN and Put,
   1.60%, 8/01/09 ..............................................................    6,100,000    6,100,000
aIrvine Ranch Water District Revenue, Consolidated Bonds, Refunding, Series B,
   Daily VRDN and Put, 1.60%, 10/01/09 .........................................    2,300,000    2,300,000
aKern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and Put,
   1.50%, 8/01/06 ..............................................................    1,100,000    1,100,000
aLivermore Housing Authority MFR, Richards Manor, Refunding, Series A, Weekly
   VRDN and Put, 1.50%, 12/01/22 ...............................................    4,870,000    4,870,000
aLodi Electric System Revenue COP, Refunding, Series A, MBIA Insured, Weekly
   VRDN and put, 1.35%, 7/01/32 ................................................   13,700,000   13,700,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
aLos Angeles County MTA, Sales Tax Revenue, Proposition C, Refunding, Second
 Series A, MBIA Insured, Weekly VRDN and Put, 1.50%, 7/01/20 ...................  $ 8,960,000  $ 8,960,000
aLos Angeles County Pension Obligation Revenue, Refunding,
   Series A, AMBAC Insured, Weekly VRDN and Put, 1.35%, 6/30/07 ................    2,200,000    2,200,000
   Series B, Weekly VRDN and Put, 1.35%, 6/30/07 ...............................    5,300,000    5,300,000
   Series C, AMBAC Insured, Weekly VRDN and Put, 1.35%, 6/30/07 ................    5,400,000    5,400,000
 Los Angeles County TRAN, Series A, 3.00%, 6/30/03 .............................    6,150,000    6,190,266
aLos Angeles CRDA, COP, Baldwin Hill Park, Weekly VRDN and Put, 1.49%, 12/01/14     1,000,000    1,000,000
aLos Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
   Weekly VRDN and Put, 1.55%, 7/01/35 .........................................    8,500,000    8,500,000
aLos Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 1.20%, 7/01/10     1,050,000    1,050,000
 Los Angeles USD TRAN, GO,
   Series A, 2.50%, 7/01/03 ....................................................    5,000,000    5,019,984
   Series B, 3.00%, 7/01/03 ....................................................    4,500,000    4,528,965
   Series C, 3.25%, 7/01/03 ....................................................    5,000,000    5,038,779
 Los Angeles Water and Power Revenue, Power System, Sub Series A-2, 1.50%, 7/01/35  5,000,000    5,000,000
aMetropolitan Water District Southern California Waterworks Revenue,
   Refunding, Series A, AMBAC Insured, Weekly VRDN and Put, 1.50%, 6/01/23 .....    7,075,000    7,075,000
   Refunding, Series B-1, Daily VRDN and Put, 1.55%, 7/01/35 ...................    4,300,000    4,300,000
   Refunding, Series B-3, Daily VRDN and Put, 1.45%, 7/01/35 ...................    2,600,000    2,600,000
   Series B-4, Weekly VRDN and Put, 1.35%, 7/01/35 .............................    5,000,000    5,000,000
   Series C, Weekly VRDN and Put, 1.45%, 7/01/28 ...............................   13,200,000   13,200,000
   Series C-1, Daily VRDN and Put, 1.60%, 7/01/36 ..............................   30,100,000   30,100,000
   Series C-2, Daily VRDN and Put, 1.45%, 7/01/36 ..............................    3,500,000    3,500,000
aMonterey County IDA, IDR, VPS Company Inc. Project, Series A, Weekly VRDN and
   Put, 1.55%, 9/01/20 .........................................................    3,915,000    3,915,000
aM-S-R Public Power Agency San Juan Project Revenue, sub. lien, Refunding,
 Series D, MBIA Insured, Weekly VRDN and Put, 1.50%, 7/01/18 ...................    7,600,000    7,600,000
aNorthern California Power Agency Revenue, Hydroelectric No. 1, Refunding,
 Series A, MBIA Insured, Weekly VRDN and Put, 1.35%, 7/01/23 ...................    3,000,000    3,000,000
aOakland COP, Capital Equipment Project, Weekly VRDN and Put, 1.50%, 12/01/15 ..    6,700,000    6,700,000
aOrange County Apartment Development Revenue, Wood Canyon Villas, Refunding,
   Issue E, Weekly VRDN and Put, 1.50%, 8/15/31 ................................    5,000,000    5,000,000
aOrange County Sanitation Districts COP, Refunding,
   Nos 1-3, 5-7 and 11, AMBAC Insured, Daily VRDN and Put, 1.55%, 8/01/16 ......    7,900,000    7,900,000
   Series A, Daily VRDN and Put, 1.55%, 8/01/29 ................................    7,000,000    7,000,000
   Series B, Daily VRDN and Put, 1.55%, 8/01/30 ................................   13,800,000   13,800,000
aOrange County Water District COP, Project B, Daily VRDN and Put, 1.43%, 8/15/15    2,200,000    2,200,000
aPajaro Valley USD, COP, School Facility Bridge Funding Program, Weekly VRDN and
   Put, 1.55%, 9/01/31 .........................................................    5,400,000    5,400,000
aPalmdale School District COP, Building Project, FSA Insured, Weekly VRDN and
   Put, 1.55%, 9/01/13 .........................................................    3,800,000    3,800,000
 Pasadena Electric Revenue, MBIA Insured, 3.00%, 6/01/03 .......................    1,785,000    1,796,403
aPico Rivera RDA, COP, Weekly VRDN and Put, 1.05%, 12/01/10 ....................    1,500,000    1,500,000
aPleasanton MFMR, Valley Plaza, Series A, Weekly VRDN and Put, 1.50%, 7/15/18 ..    1,960,000    1,960,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
 Weekly VRDN and Put, 1.40%, 12/01/15 ..........................................  $ 4,200,000  $ 4,200,000
aRancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical
 Center, Series A, Daily VRDN and Put, 1.46%, 1/01/26 ..........................    8,000,000    8,000,000
aRancho Water District Financing Authority Revenue, Series B, FGIC Insured,
   Weekly VRDN and Put, 1.50%, 8/01/31 .........................................    3,880,000    3,880,000
aRedwood City COP, City Hall Project, Weekly VRDN and Put, 1.30%, 7/01/21 ......    2,300,000    2,300,000
aRiverside County Asset Leasing Corp., Leasehold Revenue, Southwest Justice
   Center, Series B, MBIA Insured, Weekly VRDN and Daily Put, 1.35%, 11/01/32 ..    5,000,000    5,000,000
aSacramento County COP, Administration Center and Courthouse Project, Weekly
   VRDN and Put, 1.45%, 6/01/20 ................................................   12,410,000   12,410,000
aSacramento County Sanitation District Financing Authority Revenue, Series C,
   Weekly VRDN and Put, 1.50%, 12/01/30 ........................................   13,600,000   13,600,000
 San Bernardino County TRAN, 3.00%, 7/01/03 ....................................   10,000,000   10,064,367
aSan Diego County MFHR, Country Hills, Series A, Weekly VRDN and Put,
   1.50%, 8/15/13 ..............................................................    2,975,000    2,975,000
 San Diego County Water Authority Water Revenue Certificate Participation,
 Series A, MBIA Insured,
 3.00%, 5/01/03 ................................................................   16,905,000   16,980,856
aSan Diego Housing Authority MFHR,
   La Cima Apartments, Series K, Weekly VRDN and Put, 1.45%, 12/01/22 ..........    5,000,000    5,000,000
   Nobel Courts, Weekly VRDN and Put, 1.45%, 12/01/22 ..........................   31,000,000   31,000,000
aSan Diego MFHR, University Town Center Apartments, Refunding, Weekly VRDN and
   Put, 1.50%, 10/01/15 ........................................................    4,900,000    4,900,000
aSan Francisco City and County RDA, MFR, Fillmore Center, Refunding, Series B-2,
   Weekly VRDN and Put, 1.57%, 12/01/17 ........................................    1,000,000    1,000,000
 Multifamily Revenue, Derek Silva Community, Series D, Weekly VRDN and Put,
   1.55%, 12/01/19 .............................................................    4,650,000    4,650,000
 San Joaquin County Transportation Authority Sales Tax Revenue TECP,
   1.35%, 1/06/03 ..............................................................   12,600,000   12,600,000
aSan Jose-Santa Clara Water Financing Authority Sewer Revenue, Series B,
   FGIC Insured, Weekly VRDN and Put, 1.35%, 11/15/11 ..........................    1,200,000    1,200,000
aSan Mateo County MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN
   and Put, 1.55%, 7/01/17 .....................................................    2,950,000    2,950,000
aSanta Ana Housing Authority MFHR, Vintage Apartments, Refunding, Series A,
   Weekly VRDN and Put, 1.45%, 12/01/22 ........................................    4,650,000    4,650,000
aSanta Clara County Financing Authority Lease Revenue, Valley Medical Center
   Facilities Replacement Project, Series B, Weekly VRDN and Put,
   1.40%, 11/15/25 .............................................................    5,125,000    5,125,000
aSanta Clara County Housing Authority MFHR, Benton Park Central Apartments,
 Refunding, Series A, Weekly VRDN and Put, 1.45%, 12/15/25 .....................    5,000,000    5,000,000
 South Coast Local Education Agencies Notes of Participation TRAN, Series A,
   3.00%, 6/30/03 ..............................................................   13,500,000   13,588,388
aSouth San Francisco MFHR, Magnolia Plaza Apartments, Series A, Weekly VRDN and
   Put, 1.55%, 5/01/17 .........................................................      500,000      500,000
aSouthern California Public Power Authority Power Project Revenue, Palo Verde
  Project, Refunding,
   Series B, AMBAC Insured, Weekly VRDN and Put, 1.35%, 7/01/09 ................    2,000,000    2,000,000
   Series C, AMBAC Insured, Weekly VRDN and Put, 1.35%, 7/01/17 ................    5,800,000    5,800,000
aSouthern California Public Power Authority Transmission Project Revenue,
  Southern Transmission, Refunding,
   AMBAC Insured, Weekly VRDN and Put, 1.35%, 7/01/19 ..........................   26,615,000   26,615,000
   Series B, FSA Insured, Weekly VRDN and Put, 1.45%, 7/01/23 ..................    6,600,000    6,600,000
aStanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility,
  Ogden Martin Systems Project, Refunding, MBIA Insured, Weekly VRDN and
  Put, 1.45%, 1/01/10 ..........................................................    4,700,000    4,700,000

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                     PRINCIPAL
 FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)
aSuisun City Housing Authority MFR, Village Green, Series A, Weekly VRDN and
   Put, 1.50%, 6/15/18 .........................................................  $ 7,900,000 $  7,900,000
aSulphur Springs USD, COP, Bridge Funding Program, FSA Insured, Weekly VRDN and
   Put, 1.50%, 3/01/27 .........................................................    5,000,000    5,000,000
 Transmission Authority of Northern California TECP, 1.00%, 2/10/03 ............   10,000,000   10,000,000
aTustin 1915 Act, Special Assessment, Reassessment District, No. 95-2, Series A,
   Daily VRDN and Put, 1.55%, 9/02/13 ..........................................    4,200,000    4,200,000
aUpland CRDA, MFHR, Weekly VRDN and Put, 1.55%, 2/15/30 ........................    1,000,000    1,000,000
aVallecitos Water District Revenue COP, Twin Oaks Reservoir Project, Weekly VRDN
   and Put, 1.50%, 7/01/30 .....................................................    2,500,000    2,500,000
aVallejo Housing Authority Multi Family Revenue, FNMA Insured, Weekly VRDN and
   Put, 1.50%, 5/15/22 .........................................................    1,685,000    1,685,000
aWatereuse Finance Authority Revenue, Weekly VRDN and Put, FSA Insured,
   1.45%, 5/01/28 ..............................................................   32,500,000   32,500,000
aWestern Riverside County Regional Wastewater Authority Revenue, Regional
   Wastewater Treatment, Daily VRDN and Put, 1.55%, 4/01/28 ....................    2,800,000    2,800,000
                                                                                              ------------
 TOTAL INVESTMENTS (COST $711,873,064) 99.6% ...................................               711,873,064
 OTHER ASSETS, LESS LIABILITIES .4% ............................................                 2,682,262
                                                                                              ------------
 NET ASSETS 100.0% .............................................................              $714,555,326
                                                                                              ============


See glossary of terms on page 55.

a Variable rate demand notes (VRDNs) are tax exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED)



GLOSSARY OF TERMS
--------------------------------------------------------------------------------

1915 ACT      -  Improvement Bond Act of 1915
ABAG          -  The Association of Bay Area Governments
AD            -  Assessment District
AMBAC         -  American Municipal Bond Assurance Corp.
BART          -  Bay Area Rapid Transit
CDA           -  Community Development Authority/Agency
CFD           -  Community Facilities District
CHFCLP        -  California Health Facilities Construction Loan Program
CIFP          -  Capital Improvement Financing Program
COP           -  Certificate of Participation
CRDA          -  Community Redevelopment Authority/Agency
ETM           -  Escrow to Maturity
FGIC          -  Financial Guaranty Insurance Co.
FNMA          -  Federal National Mortgage Association
FSA           -  Financial Security Assistance
GNMA          -  Government National Mortgage Association
GO            -  General Obligation
HFAR          -  Housing Finance Authority/Agency Revenue
ID            -  Improvement District
IDA           -  Industrial Development Authority/Agency
IDR           -  Industrial Development Revenue
MBIA          -  Municipal Bond Investors Assurance Corp.
MFHR          -  Multi-Family Housing Revenue
MFMR          -  Multi-Family Mortgage Revenue
MFR           -  Multi-Family Revenue
MTA           -  Metropolitan Transportation Authority
MUD           -  Municipal Utility District
PCFA          -  Pollution Control Financing Authority
PCR           -  Pollution Control Revenue
PFA           -  Public Financing Authority
PFAR          -  Public Financing Authority Revenue
PUD           -  Public Utility District
RAN           -  Revenue Anticipation Notes
RDA           -  Redevelopment Authority/Agency
RHF           -  Retirement Housing Foundation
RMR           -  Residential Mortgage Revenue
SFM           -  Single Family Mortgage
SFMR          -  Single Family Mortgage Revenue
TECP          -  Tax-Exempt Commercial Paper
TRAN          -  Tax and Revenue Anticipation Notes
UHSD          -  Unified High School District
USD           -  Unified School District
VRDN          -  Variable Rate Demand Notes
XLCA          -  XL Capital Assurance

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)


                                                                  FRANKLIN  FRANKLIN CALIFORNIA FRANKLIN
                                                                 CALIFORNIA  INTERMEDIATE-TERM CALIFORNIA
                                                              INSURED TAX-FREE   TAX-FREE      TAX-EXEMPT
                                                                 INCOME FUND    INCOME FUND    MONEY FUND
                                                              --------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................................   $1,891,783,823   $361,816,128   $711,873,064
                                                              --------------------------------------------
  Value ...................................................    2,035,467,675    377,843,588    711,873,064
 Cash .....................................................          268,280         69,526        101,402
 Receivables:
  Capital shares sold .....................................        1,721,393      3,057,277      3,153,489
  Interest ................................................       30,856,620      4,732,738      2,505,944
                                                              --------------------------------------------
      Total assets ........................................    2,068,313,968    385,703,129    717,633,899
                                                              --------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........................        2,493,750             --             --
  Capital shares redeemed .................................        3,842,496        792,012      2,421,236
  Affiliates ..............................................        1,304,801        233,870        328,436
  Shareholders ............................................          760,994         47,262        162,875
Distributions to shareholders .............................        3,151,386        503,261         57,283
Other liabilities .........................................           55,452          4,937        108,743
                                                              --------------------------------------------
      Total liabilities ...................................       11,608,879      1,581,342      3,078,573
                                                              --------------------------------------------
       Net assets, at value ...............................   $2,056,705,089   $384,121,787   $714,555,326
                                                              ============================================
Net assets consist of:
 Undistributed net investment income (loss) ...............       (1,274,334)        43,755             --
 Net unrealized appreciation ..............................      143,683,852     16,027,460             --
 Accumulated net realized loss ............................      (14,865,732)      (952,720)            --
 Capital shares ...........................................    1,929,161,303    369,003,292    714,555,326
                                                              --------------------------------------------
       Net assets, at value ...............................   $2,056,705,089   $384,121,787   $714,555,326
                                                              ============================================

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002 (UNAUDITED)


                                                                  FRANKLIN  FRANKLIN CALIFORNIA FRANKLIN
                                                                 CALIFORNIA  INTERMEDIATE-TERM CALIFORNIA
                                                              INSURED TAX-FREE   TAX-FREE      TAX-EXEMPT
                                                                 INCOME FUND    INCOME FUND    MONEY FUND
                                                              --------------------------------------------
CLASS A:
 Net assets, at value .....................................   $1,857,348,274   $384,121,787   $714,555,326
                                                              ============================================
 Shares outstanding .......................................      147,284,119     33,069,479    714,555,326
                                                              ============================================
 Net asset value per share a ..............................           $12.61         $11.62          $1.00
                                                              ============================================
 Maximum offering price per share (net asset value per
  share [DIVIDE] 95.75%, 97.75% and 100%, respectively) ...           $13.17         $11.89          $1.00
                                                              ============================================
CLASS B:
 Net assets, at value .....................................    $  72,219,321
                                                               =============
 Shares outstanding .......................................        5,704,272
                                                               =============
 Net asset value and maximum offering price per share a ...           $12.66
                                                               =============

CLASS C:
 Net assets, at value .....................................    $ 127,137,494
                                                               =============
 Shares outstanding .......................................       10,001,697
                                                               =============
 Net asset value per share a ..............................           $12.71
                                                               =============
 Maximum offering price per share (net asset value
  per share [DIVIDE] 99%) .................................           $12.84
                                                               =============



a Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)


                                                                     FRANKLIN   FRANKLIN CALIFORNIA  FRANKLIN
                                                                    CALIFORNIA   INTERMEDIATE-TERM  CALIFORNIA
                                                                 INSURED TAX-FREE     TAX-FREE      TAX-EXEMPT
                                                                    INCOME FUND      INCOME FUND    MONEY FUND
                                                                 ---------------------------------------------
Investment income:
 Interest .....................................................    $52,474,514       $ 8,270,263    $4,890,292
                                                                   -------------------------------------------
Expenses:
 Management fees (Note 3) .....................................      4,711,116           953,153     1,725,778
 Distribution fees (Note 3)
  Class A .....................................................        885,858           182,994            --
  Class B .....................................................        213,582                --            --
  Class C .....................................................        380,065                --            --
 Transfer agent fees (Note 3) .................................        287,345            45,046       197,239
 Custodian fees ...............................................          9,725             1,597         3,588
 Reports to shareholders ......................................         23,889             5,164        12,269
 Registration and filing fees .................................          3,843             3,063         4,350
 Professional fees ............................................         23,075             9,181         8,279
 Trustees' fees and expenses ..................................         21,670             3,567        10,141
 Other ........................................................         49,087            21,551        35,490
                                                                   -------------------------------------------
      Total expenses ..........................................      6,609,255         1,225,316     1,997,134
                                                                   -------------------------------------------
       Net investment income ..................................     45,865,259         7,044,947     2,893,158
                                                                   -------------------------------------------
Realized and unrealized gains:
 Net realized gain from investments ...........................      2,169,919           106,060         5,300
 Net unrealized appreciation on investments ...................     44,870,866         5,934,881            --
                                                                   -------------------------------------------
Net realized and unrealized gain ..............................     47,040,785         6,040,941         5,300
                                                                   -------------------------------------------
Net increase in net assets resulting from operations ..........    $92,906,044       $13,085,888    $2,898,458
                                                                   ===========================================

                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED) AND THE YEAR ENDED JUNE 30, 2002

                                                FRANKLIN CALIFORNIA INSURED    FRANKLIN CALIFORNIA INTERMEDIATE-TERM
                                                   TAX-FREE INCOME FUND                TAX-FREE INCOME FUND
                                              ----------------------------------------------------------------------
                                                 SIX MONTHS           YEAR             SIX MONTHS         YEAR
                                                    ENDED             ENDED               ENDED           ENDED
                                              DECEMBER 31, 2002   JUNE 30, 2002     DECEMBER 31, 2002 JUNE 30, 2002
                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................  $   45,865,259  $   88,328,927        $  7,044,947      $ 11,532,805
  Net realized gain (loss) from investments .       2,169,919       4,557,169             106,060          (373,054)
  Net unrealized appreciation on investments       44,870,866      16,651,500           5,934,881         3,604,782
                                               ---------------------------------------------------------------------
      Net increase in net assets resulting
       from operations ......................      92,906,044     109,537,596          13,085,888        14,764,533
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................     (42,903,400)    (82,691,879)         (7,070,347)      (11,693,302)
   Class B ..................................      (1,322,122)     (1,670,341)                 --                --
   Class C ..................................      (2,419,451)     (3,988,763)                 --                --
                                               ---------------------------------------------------------------------
 Total distributions to shareholders ........     (46,644,973)    (88,350,983)         (7,070,347)      (11,693,302)
 Capital share transactions: (Note 2)
   Class A ..................................      25,234,000     104,182,637          54,045,680        96,833,451
   Class B ..................................      14,494,502      35,228,355                  --                --
   Class C ..................................      15,697,243      28,110,695                  --                --
                                               ---------------------------------------------------------------------
 Total capital share transactions ...........      55,425,745     167,521,687          54,045,680        96,833,451
      Net increase in net assets ............     101,686,816     188,708,300          60,061,221        99,904,682
Net assets:
 Beginning of period ........................   1,955,018,273   1,766,309,973         324,060,566       224,155,884
                                               ---------------------------------------------------------------------
 End of period ..............................  $2,056,705,089  $1,955,018,273        $384,121,787      $324,060,566
                                               =====================================================================
Undistributed net investment income included
 in net assets:
  End of period .............................  $   (1,274,334) $     (494,620)       $     43,755      $     69,155
                                               =====================================================================





                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2002

                                                                             FRANKLIN CALIFORNIA
                                                                            TAX EXEMPT MONEY FUND
                                                                      -------------------------------
                                                                         SIX MONTHS         YEAR
                                                                            ENDED           ENDED
                                                                      DECEMBER 31, 2002 JUNE 30, 2002
                                                                      -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................................   $  2,893,158    $  8,189,903
  Net realized gain from investments ...............................          5,300          10,451
                                                                       ------------------------------
      Net increase in net assets resulting from operations .........      2,898,458       8,200,354
 Distributions to shareholders from net investment income ..........     (2,898,458)a    (8,200,354)a
 Capital share transactions (Note 2) ...............................     34,767,078     (32,000,489)
                                                                       ------------------------------
      Net increase (decrease) in net assets ........................     34,767,078     (32,000,489)
Net assets (there is no undistributed net investment income at beginning or end of period):
 Beginning of period ...............................................    679,788,248     711,788,737
                                                                       ------------------------------
 End of period .....................................................   $714,555,326    $679,788,248
                                                                       ------------------------------



a Distributions were increased by net realized gain from security transactions of $5,300 in period ended December 31, 2002 and $10,451 in year ended June 30, 2002, respectively.


                       See notes to financial statements.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of three separate series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund). The Funds' investment objectives are to provide a high level of current income exempt from federal and California personal income taxes, while seeking preservation of capital. The Franklin California Tax-Exempt Money Fund (Money
Fund) also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the California Insured Tax-Free Income Fund (Insured Fund) and the Intermediate-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Insured Fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period.
Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                                   CLASS A, CLASS B & CLASS C
        --------------------------------------------------------------------
        Intermediate-Term Fund                    Insured Fund
        Money Fund

At December 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                            INSURED FUND           INTERMEDIATE-TERM FUND      MONEY FUND
                                     ----------------------------------------------------------------------
                                        SHARES       AMOUNT           SHARES      AMOUNT          AMOUNT
                                     ----------------------------------------------------------------------
CLASS A SHARES:
Six Months ended December 31, 2002
 Shares sold .......................   9,949,703  $124,864,115      8,536,210 $ 98,676,347    $323,463,907
 Shares issued in reinvestment
 of distributions ..................   1,711,886    21,448,310        353,044    4,082,804       2,889,298
 Shares redeemed ...................  (9,668,240) (121,078,425)    (4,223,507) (48,713,471)   (291,586,127)
                                     ----------------------------------------------------------------------
 Net Increase ......................   1,993,349  $ 25,234,000      4,665,747 $ 54,045,680    $ 34,767,078
                                     ======================================================================
Year Ended June 30, 2002
 Shares sold .......................  20,861,121  $257,504,812     13,014,422 $148,150,329    $799,787,990
 Shares issued in reinvestment
 of distributions ..................   2,956,896    36,489,098        548,530    6,232,465       8,239,224
 Shares redeemed ................... (15,396,083) (189,811,273)    (5,078,021) (57,549,343)   (840,027,703)
                                     ----------------------------------------------------------------------
 Net Increase (decrease) ...........   8,421,934  $104,182,637      8,484,931 $ 96,833,451    $(32,000,489)
                                     ======================================================================

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                             INSURED FUND
                                      ------------------------
                                         SHARES       AMOUNT
                                      ------------------------
CLASS B SHARES:
 Six Months ended December 31, 2002
 Shares sold ........................  1,331,926  $16,770,073
 Shares issued in reinvestment
 of distributions ...................     68,613      863,059
 Shares redeemed ....................   (249,169)  (3,138,630)
                                      ------------------------
 Net Increase .......................  1,151,370  $14,494,502
                                      ========================
Year Ended June 30, 2002
 Shares sold ........................  3,062,728  $37,987,344
 Shares issued in reinvestment
 of distributions ...................     86,693    1,072,308
 Shares redeemed ....................   (310,882)  (3,831,297)
                                      ------------------------
 Net Increase .......................  2,838,539  $35,228,355
                                      ========================
CLASS C SHARES:
Six Months ended December 31, 2002
 Shares sold ........................  1,933,486  $24,465,977
 Shares issued in reinvestment
 of distributions ...................    113,104    1,428,270
 Shares redeemed ....................   (808,962) (10,197,004)
                                      ------------------------
 Net Increase .......................  1,237,628  $15,697,243
                                      ========================
Year Ended June 30, 2002
 Shares sold ........................  3,632,626  $45,236,277
 Shares issued in reinvestment
 of distributions ...................    183,125    2,276,306
 Shares redeemed .................... (1,562,394) (19,401,888)
                                      ------------------------
 Net Increase .......................  2,253,357  $28,110,695
                                      ========================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of the following entities:

  ENTITY                                                          AFFILIATION
  --------------------------------------------------------------------------------------
  Franklin Advisers, Inc. (Advisers)                              Investment manager
  Franklin Templeton Services, LLC (FT Services)                  Administration manager
  Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent
  Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

       ANNUALIZED
        FEE RATE  NET ASSETS
       ---------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                                   INSURED   INTERMEDIATE-
                                                    FUND       TERM FUND
                                                 -------------------------
        Class A ..............................      .10%        .10%
        Class B ..............................      .65%          --
        Class C ..............................      .65%          --

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                          INSURED  INTERMEDIATE-  MONEY
                                            FUND     TERM FUND     FUND
                                          ------------------------------
        Net commissions paid ............ $908,585     $87,890        --
        Contingent deferred sales charges $124,046     $   168   $13,430

The Funds paid transfer agent fees of $529,630 of which $357,002 was paid to Investor Services.

FRANKLIN CALIFORNIA TAX-FREE TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES

At June 30, 2002, the Funds had tax basis capital losses of which may be carried over to offset future capital gains. Such losses expire as follows:

                                               INSURED    INTERMEDIATE-  MONEY
                                                 FUND       TERM FUND    FUND
                                              ---------------------------------
        Capital loss carryovers expiring in:
         2003 ..............................  $        --    $102,640  $ 4,112
         2005 ..............................           --          --    1,444
         2006 ..............................           --          --    9,957
         2007 ..............................           --          --    4,593
         2008 ..............................    9,211,376      90,667    9,293
         2009 ..............................    7,452,092     321,166   21,840
         2010 ..............................           --     112,465       --
                                              ---------------------------------
                                              $16,663,468    $626,938  $51,239
                                              ---------------------------------

At June 30, 2002, the Intermediate-Term Fund had deferred capital losses occurring subsequent to October 31, 2001 of $431,842. For tax purposes, such losses will be reflected in the year ending June 30, 2003.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions and bond discounts and premiums for book and tax purposes.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatment of wash sales, and bond discounts and premiums.

At December 31, 2002, the net unrealized appreciation based on cost of investments for income tax purposes were as follows:

                                              INSURED    INTERMEDIATE-
                                               FUND        TERM FUND
                                         -----------------------------
        Investments at cost ...........  $1,891,482,122  $361,774,114
                                         -----------------------------
        Unrealized appreciation .......  $  146,151,249  $ 16,700,021
        Unrealized depreciation .......      (2,165,696)     (630,547)
                                         -----------------------------
        Net unrealized appreciation ...  $  143,985,553  $ 16,069,474
                                         =============================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2002 were as follows:

                                              INSURED   INTERMEDIATE-
                                               FUND       TERM FUND
                                           --------------------------
        Purchases .......................  $195,566,497  $63,411,444
        Sales ...........................  $153,053,157  $15,354,200



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LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts  9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

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FRANKLIN(R) TEMLETON(R)       One Franklin Parkway
       INVESTMENTS            San Mateo, CA  94403-1906



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SEMIANNUAL REPORT
FRANKLIN CALIFORNIA TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin California Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2002 02/03


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